UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

High Income Fund

April 30, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 27, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2012.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

The Fund pursues income opportunities from government, corporate, emerging market and high yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund’s investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either U.S. dollar-denominated or non-U.S. dollar-denominated fixed-income securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Rating Service and Fitch Ratings, Ltd.) and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities. The Fund may also make short sales of securities or maintain a short position.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

Investment Results

The table on page 7 shows the Fund’s performance compared with its composite benchmark, which is composed of equal weightings of the J.P. Morgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the J.P. Morgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Barclays Capital (“BC”) U.S. Corporate High Yield (“HY”) 2% Issuer Capped Index for the six- and 12-month periods ended April 30, 2012. Individual performance for each of these indices is also included for both time periods. The Fund is also compared to its broad-based benchmark, the JPM EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

The Fund provided positive returns for both the six- and 12-month periods. The Fund outperformed its composite benchmark for the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	1

six-month period and underperformed for the 12-month period, before sales charges. For the six-month period, an overweight to high yield corporates, which rallied as investor risk sentiment improved, was a positive contributor. Within the Fund’s high yield holdings, an overweight exposure to financials (banks and insurance) contributed positively. Security selection within consumer non-cyclical, basic, capital goods and media industries also contributed positively. Security selection in airlines holdings detracted.

For the 12-month period, an underweight to U.S. dollar-denominated emerging market debt, which outperformed, detracted. Conversely, an underweight to local emerging market debt, which underperformed, contributed positively. Within the Fund’s high yield corporate holdings, overweights to subordinated financials within the capital structure earlier in the year detracted. Security selection within the Fund’s energy, services and media holdings contributed positively.

The Fund’s use of leverage was a positive contributor for both periods. The Fund utilized leverage through reverse repurchase agreements at favorable rates, and was able to reinvest the proceeds into higher-yielding securities. Within the Fund’s derivative positions, credit default swaps, used as both a hedge against cash positions and to add credit exposure, had no material impact on performance for both periods. The Fund also utilized interest rate swaps to manage overall yield curve positioning and to offset credit exposure, which also had an immaterial impact for both periods. The Fund utilized currency forwards as well, for hedging back currency on non-U.S. dollar positions and to manage the Fund’s currency exposure. Overall currency positioning detracted for the six-month period and contributed positively for the 12-month period. Options purchased were utilized for hedging purposes, which had an immaterial impact for both periods.

Market Review and Investment Strategy

Volatility continued during the six-month period ended April 30, 2012, as global markets remained highly correlated with headlines emanating from Europe’s ongoing debt crisis. After early bouts of investor risk aversion, which drove Treasury yields lower, market sentiment improved in the first quarter of 2012. Global economic data turned more positive and worries over the euro debt crisis eased with positive policy intervention. In the U.S., labor and manufacturing data showed improvement, resulting in more solid consumer confidence numbers. In the euro area, finance ministers agreed to grant Greece a second bailout package worth €130 billion, and the European Central Bank’s (“ECB’s”) second long-term refinancing operation further increased liquidity in the euro area banking system, reducing investor concerns across the globe, at least in the near term. Investors also agreed to restructure €172 billion worth of Greek bonds.

In April, however, unease about Europe’s sovereign debt woes once

2	• ALLIANCEBERNSTEIN HIGH INCOME FUND

again climbed to the forefront. The latest cause for worry centered on Spain, the euro-area’s fourth largest economy, which entered its second recession since 2009. Standard & Poor’s cut Spain’s sovereign rating two notches to BBB+, subsequently leading to the downgrade of 11 Spanish banks. In the U.S., better-than-expected first quarter earnings helped mitigate some of the anxiety in the financial markets.

The high yield market rebounded strongly during the period, after an early bout of risk aversion, as measured by the BC U.S. Corporate HY 2% Issuer Capped Index. Improved global economic data and progress on the European debt crisis led to better investor sentiment. By credit quality, lower CCC-rated debt outperformed B and BB-rated debt. Outperforming industries for the period included financials, consumer cyclicals and technology. Financials were helped by strong rebounds in both banks and insurance. Consumer cyclicals were buoyed by solid returns within home construction issuers. Underperforming industries included energy and utilities.

U.S. dollar-denominated emerging market debt also posted solid returns for the period as measured by the JPM EMBI Global benchmark, helped as well by the recent rally in risk assets. Emerging debt has benefited from a steady stream of liquidity being pumped into the global markets by the U.S Federal Reserve, Bank of Japan, Bank of England and the ECB. For the six-month period, Latin

American emerging market countries significantly outperformed the non-Latin region. Country return dispersion was significant during the period with Venezuela, the Ivory Coast and Belarus posting solid returns. Conversely, Belize, Egypt and Argentina posted particularly weak performance. Local-currency emerging market bonds underperformed for the period, as emerging-market country currencies weakened in general.

The Fund continued to be overweight corporate high yield and underweight both U.S. dollar-denominated and local emerging market debt. The Fund’s Global Fixed Income Investment Team and the Global Credit Investment Team (collectively, the “Teams”) believe that corporate high-yield bonds presented the best risk/return opportunity in the global high-yield space. Risk premiums in high yield corporates were attractive relative to emerging market debt, given corporate non-financial cash positions, corporate balance sheets and reduced medium-term refinancing needs of borrowers. The Teams continued to favor high yield securities that appeared undervalued, particularly financials, as well as U.S. corporates over European corporates, and remained cautious on peripheral Europe.

Within emerging market hard currency sovereign debt, the Fund is underweight the sector as a whole, but is using a well-diversified mix of sovereign, quasi sovereign and attractive corporate issues to add value. In the Team’s view, although

ALLIANCEBERNSTEIN HIGH INCOME FUND •	3

emerging market fundamentals in investment-grade countries are generally favorable, their lower relative yields do not make them attractive. Conversely, opportunities are limited in higher yielding non-investment-grade countries due to local economic or political instability. While the Team has added, and will continue to add, select currencies or currency pairs based on valuations, they find the downside risk and volatility within emerging market currencies very high, and continue to underweight the Fund’s currency risk on a broad level.

4	• ALLIANCEBERNSTEIN HIGH INCOME FUND

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged JPM® EMBI Global, the JPM® GBI-EM and the BC U.S. Corporate HY 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global (market-capitalization weighted) represents the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The BC U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate HY Index. The BC U.S. Corporate HY Index represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least 1 year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein High Income Fund
Class A	7.14%	4.46%

Class B*	6.87%	3.75%

Class C	6.69%	3.56%

Advisor Class**	7.42%	4.89%

Class R**	7.00%	4.23%

Class K**	7.27%	4.62%

Class I**	7.45%	4.96%

Composite Benchmark: 33% JPM EMBI Global/33% JPM GBI-EM/33% BC U.S. Corporate HY 2% Issuer Capped Index	6.51%	5.28%

JPM EMBI Global	7.33%	13.00%

JPM GBI-EM	5.09%	-2.99%

BC U.S. Corporate HY 2% Issuer Capped Index	6.91%	5.89%

*    Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Benchmark and Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2012
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			6.31%
1 Year	4.46%	0.04%
5 Years	9.47%	8.52%
10 Years	12.74%	12.26%

Class B Shares			5.87%
1 Year	3.75%	0.83%
5 Years	8.64%	8.64%
10 Years(a)	12.23%	12.23%

Class C Shares			5.85%
1 Year	3.56%	2.59%
5 Years	8.59%	8.59%
10 Years	11.85%	11.85%

Advisor Class Shares‡			6.87%
1 Year	4.89%	4.89%
Since Inception†	10.76%	10.76%

Class R Shares‡			6.25%
1 Year	4.23%	4.23%
Since Inception†	10.17%	10.17%

Class K Shares‡			6.52%
1 Year	4.62%	4.62%
Since Inception†	10.49%	10.49%

Class I Shares‡			6.89%
1 Year	4.96%	4.96%
Since Inception†	10.79%	10.79%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.96%, 1.69%, 1.66%, 0.66%, 1.28%, 1.01% and 0.63% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2012.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed below.

†	Inception date: 1/28/08.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class A Shares
1 Year	0.88%
5 Years	8.65%
10 Years	12.30%

Class B Shares
1 Year	1.71%
5 Years	8.73%
10 Years(a)	12.24%

Class C Shares
1 Year	3.60%
5 Years	8.71%
10 Years	11.89%

Advisor Class Shares‡
1 Year	5.70%
Since Inception†	10.74%

Class R Shares‡
1 Year	5.29%
Since Inception†	10.18%

Class K Shares‡
1 Year	5.45%
Since Inception†	10.47%

Class I Shares‡
1 Year	5.76%
Since Inception†	10.77%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed below.

†	Inception date: 1/28/08.

See Historical Performance disclosures on pages 5-6.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,072.60	$4.74	0.92%
Hypothetical**	$1,000	$1,020.29	$4.62	0.92%
Class B
Actual	$1,000	$1,068.70	$8.44	1.64%
Hypothetical**	$1,000	$1,016.71	$8.22	1.64%
Class C
Actual	$1,000	$1,068.10	$8.33	1.62%
Hypothetical**	$1,000	$1,016.81	$8.12	1.62%
Advisor Class
Actual	$1,000	$1,074.20	$3.15	0.61%
Hypothetical**	$1,000	$1,021.83	$3.07	0.61%
Class R
Actual	$1,000	$1,070.00	$6.23	1.21%
Hypothetical**	$1,000	$1,018.85	$6.07	1.21%
Class K
Actual	$1,000	$1,072.70	$4.84	0.94%
Hypothetical**	$1,000	$1,020.19	$4.72	0.94%
Class I
Actual	$1,000	$1,074.50	$2.94	0.57%
Hypothetical**	$1,000	$1,022.03	$2.87	0.57%
*	Expenses are equal to the classes’ annualized expense ratios, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,157.0

*	All data are as of April 30, 2012. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.2% or less in the following security types: Common Stocks, Governments—Sovereign Agencies, Inflation-Linked Securities, Local Governments—Municipal Bonds, Local Governments—Regional Bonds, Options Purchased—Puts, Supranationals and Warrants.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	11

Portfolio Summary

PORTFOLIO SUMMARY

April 30, 2012 (unaudited)

*	All data are as of April 30, 2012. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Australia, Austria, Barbados, Belgium, Bermuda, Cayman Islands, Chile, China, Croatia, Czech Republic, Denmark, Dominican Republic, Egypt, El Salvador, France, Gabon, Ghana, Hong Kong, Hungary, India, Ireland, Italy, Japan, Kazakhstan, Lithuania, Mexico, Norway, Panama, Peru, Philippines, Portugal, Serbia & Montenegro, Singapore, Spain, Supranational, Sweden, Switzerland, Trinidad & Tobago, Turkey, Ukraine, United Arab Emirates, Uruguay and Venezuela.

12	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 48.3%
Industrial – 42.2%
Basic – 2.9%
Aleris International, Inc. 7.625%, 2/15/18	U.S.$	6,500	$6,776,250
Appleton Papers, Inc. 10.50%, 6/15/15(a)		2,150	2,246,750
Arch Coal, Inc. 7.00%, 6/15/19(a)(b)		3,500	3,132,500
7.25%, 6/15/21(a)(b)		4,402	3,928,785
8.75%, 8/01/16		1,675	1,679,188
Arch Western Finance LLC 6.75%, 7/01/13		304	304,000
Bumi Investment Pte Ltd. 10.75%, 10/06/17(a)		3,705	3,982,875
Calcipar SA 6.875%, 5/01/18(a)		1,301	1,333,525
Celanese US Holdings LLC 6.625%, 10/15/18		644	692,300
CF Industries, Inc. 6.875%, 5/01/18		1,100	1,278,750
7.125%, 5/01/20		1,100	1,314,500
Commercial Metals Co. 6.50%, 7/15/17		3,844	3,930,490
7.35%, 8/15/18		2,644	2,756,370
Consol Energy, Inc. 8.00%, 4/01/17		2,000	2,110,000
8.25%, 4/01/20		3,000	3,150,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 5.003%, 11/15/14(c)		1,390	1,303,125
Huntsman International LLC 8.625%, 3/15/21(b)		3,900	4,450,875
Ineos Finance PLC 8.375%, 2/15/19(a)		3,500	3,753,750
Ineos Group Holdings Ltd. 8.50%, 2/15/16(a)(b)		9,341	9,130,827
James River Coal Co. 7.875%, 4/01/19(b)		600	390,000
JMC Steel Group 8.25%, 3/15/18(a)		4,898	5,069,430
Kinove German Bondco GmbH 9.625%, 6/15/18(a)		2,426	2,523,040
LyondellBasell Industries NV 6.00%, 11/15/21(a)		570	615,600
MacDermid, Inc. 9.50%, 4/15/17(a)		3,315	3,455,887

ALLIANCEBERNSTEIN HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Momentive Performance Materials, Inc. 11.50%, 12/01/16	U.S.$	3,400	$2,813,500
NewPage Corp. 10.00%, 5/01/12(d)		1,120	61,600
Norske Skogindustrier ASA 7.00%, 6/26/17	EUR	1,720	1,411,594
Nova Chemicals Corp. 8.625%, 11/01/19	U.S.$	2,383	2,716,620
Peabody Energy Corp. 6.00%, 11/15/18(a)		1,625	1,649,375
6.25%, 11/15/21(a)		4,771	4,830,637
7.875%, 11/01/26		50	52,250
Polypore International, Inc. 7.50%, 11/15/17		1,635	1,716,750
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)		2,500	2,650,000
Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	3,440	4,872,275
Solutia, Inc. 7.875%, 3/15/20(b)	U.S.$	2,115	2,469,263
Steel Dynamics, Inc. 6.75%, 4/01/15		675	686,813
7.625%, 3/15/20		2,500	2,750,000
7.75%, 4/15/16		1,910	1,986,400
TPC Group LLC 8.25%, 10/01/17		5,374	5,642,700
United States Steel Corp. 6.65%, 6/01/37		4,037	3,360,803
Verso Paper Holdings LLC/Verso Paper, Inc. 8.75%, 2/01/19		1,726	845,740
Series B 11.375%, 8/01/16		589	388,740
Westvaco Corp. 8.20%, 1/15/30		2,940	3,373,056
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	3,612,749
8.50%, 1/15/25		1,000	1,166,703

			118,366,385

Capital Goods – 5.2%
Alion Science and Technology Corp. 12.00%, 11/01/14(e)		1,083	996,198
Alliant Techsystems, Inc. 6.875%, 9/15/20		2,120	2,268,400
Ardagh Glass Finance PLC 8.75%, 2/01/20(a)	EUR	2,144	2,809,633
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)	U.S.$	350	378,875
9.25%, 10/15/20(a)(b)	EUR	1,198	1,633,366

14	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BE Aerospace, Inc. 6.875%, 10/01/20	U.S.$	2,480	$2,746,600
Berry Plastics Corp. 9.75%, 1/15/21		5,000	5,462,500
10.25%, 3/01/16		302	312,570
Bombardier, Inc. 5.75%, 3/15/22(a)		5,800	5,720,250
7.45%, 5/01/34(a)		1,105	1,116,050
7.75%, 3/15/20(a)		2,558	2,858,565
Building Materials Corp. of America 6.75%, 5/01/21(a)		3,500	3,644,375
6.875%, 8/15/18(a)		1,540	1,617,000
7.00%, 2/15/20(a)		985	1,051,488
7.50%, 3/15/20(a)		1,898	2,021,370
Cemex Espana Luxembourg 9.875%, 4/30/19(a)		366	342,210
Cemex Finance LLC 9.50%, 12/14/16(a)		1,090	1,073,650
Clondalkin Industries BV 8.00%, 3/15/14(a)	EUR	3,449	3,675,180
CNH America LLC 7.25%, 1/15/16	U.S.$	997	1,097,946
CNH Capital LLC 6.25%, 11/01/16(a)		1,425	1,519,406
Crown European Holdings SA 7.125%, 8/15/18(a)	EUR	1,295	1,838,470
Graphic Packaging International, Inc. 7.875%, 10/01/18	U.S.$	2,000	2,220,000
9.50%, 6/15/17		480	532,800
Griffon Corp. 7.125%, 4/01/18		1,604	1,674,175
Grohe Holding GmbH 8.625%, 10/01/14(a)(b)	EUR	3,505	4,698,491
HD Supply, Inc. 8.125%, 4/15/19(a)	U.S.$	4,000	4,295,000
11.00%, 4/15/20(a)		7,834	8,401,965
HeidelbergCement Finance BV 8.50%, 10/31/19	EUR	2,420	3,564,372
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18	U.S.$	1,511	1,597,883
7.125%, 3/15/21		1,493	1,580,714
KUKA AG 8.75%, 11/15/17(a)	EUR	2,358	3,324,168
Lafarge SA 7.125%, 7/15/36	U.S.$	2,640	2,570,249
Manitowoc Co., Inc. (The) 8.50%, 11/01/20		5,474	6,076,140
9.50%, 2/15/18		216	240,570

ALLIANCEBERNSTEIN HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Masco Corp. 5.95%, 3/15/22	U.S.$	5,800	$5,901,181
6.125%, 10/03/16		2,315	2,467,778
Nordenia Holdings AG 9.75%, 7/15/17	EUR	1,652	2,350,759
Nortek, Inc. 8.50%, 4/15/21	U.S.$	6,025	5,949,687
Obrascon Huarte Lain SA 7.375%, 4/28/15	EUR	2,550	3,510,452
OI European Group BV 6.75%, 9/15/20(a)		1,500	2,114,611
6.875%, 3/31/17(a)		1,000	1,363,411
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)	U.S.$	3,733	3,844,990
Ply Gem Industries, Inc. 8.25%, 2/15/18(b)		3,350	3,291,375
Polymer Group, Inc. 7.75%, 2/01/19		7,300	7,792,750
RBS Global, Inc./Rexnord LLC 8.50%, 5/01/18		3,000	3,262,500

Rearden G Holdings EINS GmbH 7.875%, 3/30/20(a)		3,770	3,967,925
Rexam PLC 6.75%, 6/29/67	EUR	2,660	3,374,391
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19(a)	U.S.$	712	744,040
7.875%, 8/15/19(a)		4,653	5,025,240
9.00%, 4/15/19(a)		2,638	2,651,190
9.25%, 5/15/18(a)		4,050	4,090,500
9.875%, 8/15/19(a)		6,304	6,571,920
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.25%, 2/01/21		4,500	4,860,000
10.25%, 11/15/19		2,000	2,250,000
Sealed Air Corp. 6.875%, 7/15/33(a)		7,159	6,944,230
8.125%, 9/15/19(a)		2,155	2,408,212
8.375%, 9/15/21(a)		1,773	2,012,355
Sequa Corp. 11.75%, 12/01/15(a)		5,545	5,884,631
Solo Cup Co. 8.50%, 2/15/14		5,378	5,418,335
SRA International, Inc. 11.00%, 10/01/19(a)		5,184	5,585,760
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20(a)		2,720	2,856,000

16	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Textron Financial Corp. 6.00%, 2/15/67(a)	U.S.$	125	$93,750
TransDigm, Inc. 7.75%, 12/15/18		4,800	5,232,000
United Rentals North America, Inc. 8.375%, 9/15/20		5,710	6,009,775
10.875%, 6/15/16		1,000	1,131,250
UR Financing Escrow Corp. 7.625%, 4/15/22(a)		4,820	5,097,150
USG Corp. 6.30%, 11/15/16		1,910	1,824,050
Wienerberger AG 6.50%, 2/09/17	EUR	2,900	3,147,759

			213,990,586

Communications - Media – 4.4%
Allbritton Communications Co. 8.00%, 5/15/18	U.S.$	5,115	5,447,475
Cablevision Systems Corp. 8.00%, 4/15/20		7,827	8,453,160
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, 1/15/19		2,000	2,140,000
7.25%, 10/30/17		2,250	2,446,875
7.375%, 6/01/20		3,780	4,124,925
Cengage Learning Acquisitions, Inc. 11.50%, 4/15/20(a)		7,788	8,196,870
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.625%, 11/15/17(a)		4,615	4,984,200
Clear Channel Communications, Inc. 5.75%, 1/15/13		2,388	2,370,090
9.00%, 3/01/21		2,916	2,638,980
10.75%, 8/01/16		3,104	2,289,200
Clear Channel Worldwide Holdings, Inc. 7.625%, 3/15/20(a)		6,615	6,548,850
9.25%, 12/15/17		65	70,931
Series A 7.625%, 3/15/20(a)		885	860,663
Series B 9.25%, 12/15/17		4,258	4,667,832
Crown Media Holdings, Inc. 10.50%, 7/15/19		8,628	9,350,595
CSC Holdings LLC 7.875%, 2/15/18(b)		2,212	2,455,320
Cumulus Media Holdings, Inc. 7.75%, 5/01/19(b)		3,988	3,773,645
Dex One Corp. 14.00%, 1/29/17(e)		4,190	1,173,214

ALLIANCEBERNSTEIN HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DISH DBS Corp. 6.75%, 6/01/21	U.S.$	1,500	$1,642,500
7.125%, 2/01/16		1,250	1,384,375
Houghton Mifflin Harcourt Publishers, Inc./Houghton Mifflin Harcourt Publishing 10.50%, 6/01/19(a)		2,400	1,380,000
Hughes Satellite Systems Corp. 7.625%, 6/15/21		5,725	6,204,469
Intelsat Jackson Holdings SA 7.25%, 10/15/20		4,125	4,310,625
11.25%, 6/15/16		2,472	2,598,690
Intelsat Luxembourg SA 11.25%, 2/04/17		4,200	4,357,500
11.50%, 2/04/17(a)(e)		1,500	1,548,750
11.50%, 2/04/17(e)		1,750	1,824,375
Kabel BW GmbH 7.50%, 3/15/19(a)		1,029	1,098,458
7.50%, 3/15/19(a)	EUR	1,263	1,726,168
Lamar Media Corp. 5.875%, 2/01/22(a)	U.S.$	4,000	4,110,000
6.625%, 8/15/15		3,941	4,019,820
7.875%, 4/15/18		1,000	1,093,750
Liberty Interactive LLC 5.70%, 5/15/13		1,145	1,182,213
LIN Television Corp. 8.375%, 4/15/18		2,750	2,853,125
Local TV Finance LLC 9.25%, 6/15/15(a)(e)		3,360	3,460,800
McClatchy Co. (The) 11.50%, 2/15/17		3,600	3,780,000
Mediacom LLC/Mediacom Capital Corp. 7.25%, 2/15/22(a)		965	979,475
9.125%, 8/15/19		1,800	1,962,000
New York Times Co. (The) 6.625%, 12/15/16		2,200	2,296,250
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875%, 4/15/17		2,021	2,157,418
Numericable Finance & Co. 12.375%, 2/15/19(a)	EUR	2,700	3,484,640
Quebecor Media, Inc. 7.75%, 3/15/16	U.S.$	3,530	3,631,487
RR Donnelley & Sons Co. 7.25%, 5/15/18		3,401	3,290,467
Sinclair Television Group, Inc. 8.375%, 10/15/18(b)		1,710	1,868,175
9.25%, 11/01/17(a)		3,430	3,824,450

18	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sirius XM Radio, Inc. 8.75%, 4/01/15(a)	U.S.$	3,500	$3,972,500
Technicolor SA 5.75%, 9/25/15(d)(f)	EUR	925	3,673
Telesat Canada/Telesat LLC 11.00%, 11/01/15	U.S.$	1,600	1,700,000
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(a)		3,021	3,111,630
Univision Communications, Inc. 6.875%, 5/15/19(a)		7,395	7,478,194
8.50%, 5/15/21(a)		5,600	5,530,000
UPC Holding BV 8.375%, 8/15/20(a)	EUR	3,000	4,040,594
UPCB Finance III Ltd. 6.625%, 7/01/20(a)	U.S.$	2,615	2,654,225
UPCB Finance Ltd. 7.625%, 1/15/20(a)	EUR	1,600	2,218,521
UPCB Financing VI Ltd. 6.875%, 1/15/22(a)	U.S.$	1,700	1,746,750
Valassis Communications, Inc. 6.625%, 2/01/21		1,325	1,344,875
Virgin Media Finance PLC 8.375%, 10/15/19		4,650	5,219,625
XM Satellite Radio, Inc. 7.625%, 11/01/18(a)		1,345	1,462,755

			184,546,147

Communications -Telecommunications – 2.8%
Cincinnati Bell, Inc. 8.25%, 10/15/17		1,001	1,036,035
8.375%, 10/15/20		1,000	1,000,000
8.75%, 3/15/18		4,650	4,359,375
Cricket Communications, Inc. 7.75%, 10/15/20(b)		3,770	3,534,375
Crown Castle International Corp. 7.125%, 11/01/19		2,500	2,737,500
Data & Audio Visual Enterprises Wireless, Inc. 9.50%, 4/29/18	CAD	2,500	2,350,832
Digicel Group Ltd. 10.50%, 4/15/18(a)	U.S.$	4,241	4,648,984
Digicel Ltd. 12.00%, 4/01/14(a)		660	734,250
eAccess Ltd. 8.25%, 4/01/18(a)		3,648	3,474,720
Fairpoint Communications, Inc./Old Series 1 13.125%, 4/02/18(d)		1,048	10,482

ALLIANCEBERNSTEIN HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Frontier Communications Corp. 6.25%, 1/15/13	U.S.$	1,222	$1,249,495
8.125%, 10/01/18		1,600	1,680,000
9.00%, 8/15/31		1,600	1,524,000
Level 3 Communications, Inc. 11.875%, 2/01/19		1,500	1,702,500
Level 3 Financing, Inc. 8.625%, 7/15/20(a)		3,465	3,629,587
8.75%, 2/15/17		3,220	3,348,800
9.375%, 4/01/19		2,200	2,398,000
10.00%, 2/01/18		2,200	2,409,000
MetroPCS Wireless, Inc. 6.625%, 11/15/20		2,650	2,550,625
7.875%, 9/01/18		3,000	3,075,000
MTS International Funding Ltd. 8.625%, 6/22/20(a)		4,400	5,054,500
Nextel Communications, Inc. Series C 5.95%, 3/15/14		3,500	3,495,625
NII Capital Corp. 7.625%, 4/01/21		6,361	5,915,730
PAETEC Holding Corp. 9.875%, 12/01/18		2,675	3,029,438
Phones4u Finance PLC 9.50%, 4/01/18(a)	GBP	4,000	5,842,440
Portugal Telecom International Finance BV 5.625%, 2/08/16	EUR	322	401,723
Sprint Capital Corp. 6.875%, 11/15/28	U.S.$	4,250	3,176,875
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	2,500	3,491,259
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(a)		5,000	6,552,315
Telenet Finance Luxembourg SCA 6.375%, 11/15/20(a)		2,500	3,276,157
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	4,824	5,282,280
VimpelCom Holdings BV 7.504%, 3/01/22(a)		3,300	3,201,000
Wind Acquisition Finance SA 7.25%, 2/15/18(a)		4,355	4,121,288
11.75%, 7/15/17(a)		4,400	4,323,000
Windstream Corp. 7.50%, 6/01/22-4/01/23		3,250	3,386,875
7.75%, 10/15/20-10/01/21		4,580	4,907,550
8.125%, 8/01/13-9/01/18		3,652	3,903,063

			116,814,678

20	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.7%
Affinia Group, Inc. 9.00%, 11/30/14	U.S.$	4,100	$4,130,750
Allison Transmission, Inc. 7.125%, 5/15/19(a)		5,699	5,969,702
11.00%, 11/01/15(a)		1,149	1,212,195
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(a)		2,876	3,199,550
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		2,500	2,500,000
Cooper Tire & Rubber Co. 8.00%, 12/15/19		3,000	3,247,500
Dana Holding Corp. 6.50%, 2/15/19		675	718,875
6.75%, 2/15/21		638	686,648
Delphi Corp. 5.875%, 5/15/19(a)		1,278	1,341,900
6.125%, 5/15/21(a)		957	1,019,205
Exide Technologies 8.625%, 2/01/18(b)		3,497	2,841,313
Ford Motor Co. 7.45%, 7/16/31(b)		5,000	6,368,750
Ford Motor Credit Co. LLC 7.00%, 10/01/13		974	1,042,124
8.00%, 12/15/16		2,650	3,165,375
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(a)	EUR	2,100	2,751,972
Goodyear Tire & Rubber Co. (The) 7.00%, 5/15/22(b)	U.S.$	3,778	3,749,665
7.00%, 3/15/28		700	658,000
8.75%, 8/15/20		2,679	2,913,412
Lear Corp. 7.875%, 3/15/18		1,500	1,642,500
8.125%, 3/15/20		2,000	2,230,000
Navistar International Corp. 8.25%, 11/01/21		4,386	4,736,880
Schaeffler Finance BV 8.50%, 2/15/19(a)		4,031	4,323,247
Tenneco, Inc. 6.875%, 12/15/20		3,700	3,977,500
7.75%, 8/15/18		1,143	1,240,155
UCI International, Inc. 8.625%, 2/15/19		2,685	2,752,125

			68,419,343

ALLIANCEBERNSTEIN HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.6%
AMC Entertainment, Inc. 8.00%, 3/01/14	U.S.$	733	$736,665
8.75%, 6/01/19		4,479	4,775,734
9.75%, 12/01/20		3,040	2,964,000
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		3,500	3,692,500
Greektown Holdings LLC 10.75%, 12/01/13(f)(g)(h)		715	– 0	–
Liberty Interactive LLC 3.75%, 2/15/30		2,357	1,260,995
NAI Entertainment Holdings LLC 8.25%, 12/15/17(a)		4,639	5,114,497
Pinnacle Entertainment, Inc. 7.75%, 4/01/22		865	916,900
8.625%, 8/01/17		260	284,700
8.75%, 5/15/20(b)		271	298,778
Regal Entertainment Group 9.125%, 8/15/18(b)		5,805	6,429,037

			26,473,806

Consumer Cyclical - Other – 3.9%
Beazer Homes USA, Inc. 6.875%, 7/15/15		1,000	915,000
12.00%, 10/15/17		1,860	2,019,263
Boyd Gaming Corp. 6.75%, 4/15/14(b)		925	926,156
9.125%, 12/01/18(b)		4,100	4,305,000
Broder Brothers Co. 12.00%, 10/15/13(a)(e)		331	325,761
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		1,935	1,458,506
11.25%, 6/01/17		1,350	1,491,750
Chester Downs & Marina LLC 9.25%, 2/01/20(a)		3,222	3,391,155
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		6,672	4,853,880
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		6,666	7,065,960
7.625%, 1/15/16(a)		3,241	3,427,357
DR Horton, Inc. 4.75%, 5/15/17		2,000	2,046,250
6.50%, 4/15/16		1,000	1,090,000
GWR Operating Partnership LLP 10.875%, 4/01/17		3,500	3,937,500

22	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Host Hotels & Resorts LP 5.25%, 3/15/22(a)	U.S.$	4,000	$3,975,000
6.875%, 11/01/14		234	238,095
9.00%, 5/15/17(b)		1,000	1,110,000
Series Q 6.75%, 6/01/16		2,558	2,628,345
Isle of Capri Casinos, Inc. 7.00%, 3/01/14(b)		3,570	3,561,075
7.75%, 3/15/19		2,950	3,038,500
K Hovnanian Enterprises, Inc. 10.625%, 10/15/16(b)		5,380	4,842,000
KB Home 5.875%, 1/15/15		469	456,103
7.25%, 6/15/18		1,000	960,000
9.10%, 9/15/17		2,300	2,369,000
Lennar Corp. 6.95%, 6/01/18		2,780	2,953,750
Series B 6.50%, 4/15/16		3,200	3,384,000
Levi Strauss & Co. 8.875%, 4/01/16		3,000	3,097,530
M/I Homes, Inc. 8.625%, 11/15/18		5,325	5,325,000
Marina District Finance Co., Inc. 9.50%, 10/15/15(b)		2,700	2,625,750
9.875%, 8/15/18(b)		5,220	5,011,200
Meritage Homes Corp. 7.00%, 4/01/22(a)		2,749	2,790,235
7.15%, 4/15/20		2,500	2,581,250
MGM Resorts International 6.625%, 7/15/15(b)		2,000	2,080,000
7.625%, 1/15/17(b)		4,965	5,151,187
NCL Corp. Ltd. 9.50%, 11/15/18		6,152	6,797,960
9.50%, 11/15/18(a)		788	851,040
11.75%, 11/15/16		2,000	2,325,000
Penn National Gaming, Inc. 8.75%, 8/15/19		2,775	3,094,125
Pulte Group, Inc. 7.875%, 6/15/32		2,600	2,509,000
PVH Corp. 7.375%, 5/15/20		2,340	2,585,700
Quiksilver, Inc. 6.875%, 4/15/15		5,000	5,062,500
Royal Caribbean Cruises Ltd. 7.25%, 6/15/16-3/15/18		3,850	4,124,125
7.50%, 10/15/27		3,000	3,026,250
Ryland Group, Inc. (The) 6.625%, 5/01/20		4,500	4,443,750

ALLIANCEBERNSTEIN HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Seminole Indian Tribe of Florida 6.535%, 10/01/20(a)	U.S.$	3,990	$4,061,341
7.75%, 10/01/17(a)		2,835	3,083,063
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19(a)		6,386	6,625,475
Standard Pacific Corp. 8.375%, 5/15/18		3,250	3,436,875
10.75%, 9/15/16		1,667	1,917,050
Station Casinos, Inc. 6.625%, 3/15/18(d)(f)		1,755	– 0	–
6.88%, 3/01/16(d)(f)		1,500	– 0	–
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 8.625%, 4/15/16(a)		2,016	2,142,000
Taylor Morrison Communities, Inc./Monarch Communities Inc 7.75%, 4/15/20(a)		3,640	3,749,200
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,900	2,004,694
Tropicana Entertainment LLC/Tropicana Finance Corp. 9.625%, 12/15/14(d)(f)		750	– 0	–
WCI Communities, Inc. 6.625%, 3/15/15(d)(f)(h)		750	– 0	–
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		5,400	5,967,000

			163,237,706

Consumer Cyclical - Restaurants – 0.3%
Burger King Corp. 9.875%, 10/15/18		4,666	5,301,743
CKE Restaurants, Inc. 11.375%, 7/15/18(b)		6,981	8,045,602

			13,347,345

Consumer Cyclical - Retailers – 1.3%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		1,555	1,693,006
AutoNation, Inc. 6.75%, 4/15/18		349	378,665
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19		3,601	3,853,070
Gymboree Corp. 9.125%, 12/01/18(b)		4,800	4,536,000

24	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hines Nurseries, Inc. 10.25%, 10/01/11(d)(f)(h)	U.S.$	1,000	$	– 0	–
J Crew Group, Inc. 8.125%, 3/01/19(b)		4,994		5,168,790
JC Penney Corp., Inc. 6.375%, 10/15/36		3,250		2,786,875
7.40%, 4/01/37		3,850		3,696,000
Limited Brands, Inc. 5.25%, 11/01/14		3,194		3,393,625
5.625%, 2/15/22		1,967		1,979,294
6.625%, 4/01/21		1,000		1,080,000
6.90%, 7/15/17		2,401		2,686,119
Michaels Stores, Inc. 7.75%, 11/01/18		3,100		3,262,750
11.375%, 11/01/16		1,000		1,062,510
Neiman Marcus Group, Inc. (The) 10.375%, 10/15/15		500		523,755
Penske Automotive Group, Inc. 7.75%, 12/15/16		1,250		1,301,575
Rite Aid Corp. 6.875%, 8/15/13		470		485,275
8.00%, 8/15/20		2,300		2,662,250
9.50%, 6/15/17		1,500		1,503,750
10.25%, 10/15/19		3,074		3,565,840
Toys R US - Delaware, Inc. 7.375%, 9/01/16(a)		3,312		3,369,960
Toys R US, Inc. 7.375%, 10/15/18(b)		4,900		4,263,000
YCC Holdings LLC/Yankee Finance, Inc. 10.25%, 2/15/16(e)		625		639,062

				53,891,171

Consumer Non-Cyclical – 6.9%
ACCO Brands Corp. 7.625%, 8/15/15		3,550		3,640,241
10.625%, 3/15/15		1,587		1,730,544
Alere, Inc. 8.625%, 10/01/18		8,695		8,999,325
AMGH Merger Sub, Inc. 9.25%, 11/01/18(a)		7,765		7,997,950
ARAMARK Corp. 8.50%, 2/01/15		5,942		6,090,609
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18		3,750		3,712,500
Bausch & Lomb, Inc. 9.875%, 11/01/15		4,855		5,109,887
Biomet, Inc. 11.625%, 10/15/17		5,550		6,021,750

ALLIANCEBERNSTEIN HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Boparan Finance PLC 9.875%, 4/30/18(a)	GBP	3,500	$5,850,554
Capsugel FinanceCo SCA 9.875%, 8/01/19(a)(b)	EUR	4,550	6,564,890
Care UK Health & Social Care PLC 9.75%, 8/01/17(a)	GBP	4,800	8,101,517
9.75%, 8/01/17		2,900	4,894,666
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(e)	U.S.$	4,495	4,630,285
CHS/Community Health Systems, Inc. 8.00%, 11/15/19(a)(b)		1,829	1,934,168
8.875%, 7/15/15		1,626	1,678,845
Constellation Brands, Inc. 6.00%, 5/01/22		3,899	4,103,697
ConvaTec Healthcare E SA 10.50%, 12/15/18(a)		2,653	2,712,693
Cott Beverages, Inc. 8.125%, 9/01/18		1,390	1,504,675
8.375%, 11/15/17		1,400	1,512,000
Del Monte Corp. 7.625%, 2/15/19		12,970	13,099,700
DJO Finance LLC/DJO Finance Corp. 10.875%, 11/15/14		3,530	3,600,600
Dole Food Co., Inc. 8.00%, 10/01/16(a)		4,350	4,589,250
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16		5,300	5,843,250
Elizabeth Arden, Inc. 7.375%, 3/15/21		4,400	4,829,000
Emergency Medical Services Corp. 8.125%, 6/01/19		9,169	9,398,225
Endo Pharmaceuticals Holdings, Inc. 7.00%, 7/15/19		1,160	1,238,300
7.25%, 1/15/22		1,555	1,667,738

Grifols, Inc. 8.25%, 2/01/18		3,575	3,829,719
HCA Holdings, Inc. 7.75%, 5/15/21(b)		4,500	4,725,000
HCA, Inc. 5.875%, 3/15/22		2,450	2,489,813
6.50%, 2/15/16-2/15/20		3,482	3,729,650
Healthsouth Corp. 7.75%, 9/15/22		435	468,713
8.125%, 2/15/20		1,455	1,585,950
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		9,500	9,345,625
Jarden Corp. 7.50%, 1/15/20		3,750	4,087,500

26	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JBS Finance II Ltd. 8.25%, 1/29/18(a)	U.S.$	4,750	$4,647,400
JBS USA LLC/JBS USA Finance, Inc. 7.25%, 6/01/21(a)		2,220	2,120,100
8.25%, 2/01/20(a)		3,048	3,093,720
Kindred Healthcare, Inc. 8.25%, 6/01/19		9,625	8,494,062
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(a)		9,500	9,796,875
LifePoint Hospitals, Inc. 6.625%, 10/01/20		2,150	2,262,875
Minerva Luxembourg SA 12.25%, 2/10/22(a)		1,442	1,535,730
Minerva Overseas II Ltd. 10.875%, 11/15/19(a)		1,658	1,707,740
Monaco SpinCo, Inc. 6.75%, 4/30/20(a)		1,804	1,858,120
Mylan Inc./PA 7.625%, 7/15/17(a)		330	366,300
7.875%, 7/15/20(a)		335	376,456
New Albertsons, Inc. 7.45%, 8/01/29		4,110	3,123,600
8.00%, 5/01/31		2,600	2,067,000
Pharmaceutical Product Development, Inc. 9.50%, 12/01/19(a)		5,556	6,083,820
Picard Bondco SA 9.00%, 10/01/18(a)	EUR	2,300	3,272,848
Pilgrim’s Pride Corp. 7.875%, 12/15/18(b)	U.S.$	4,054	4,114,810
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 8.25%, 9/01/17		2,500	2,706,250
Post Holdings, Inc. 7.375%, 2/15/22(a)		2,598	2,701,920
Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	1,352	2,062,511
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	3,450	4,589,599
Select Medical Corp. 7.625%, 2/01/15	U.S.$	2,554	2,579,540
Select Medical Holdings Corp. 6.494%, 9/15/15(c)		2,900	2,747,750
Smithfield Foods, Inc. 7.75%, 7/01/17		5,250	5,893,125
Spectrum Brands, Inc. 6.75%, 3/15/20(a)		3,475	3,553,187
Stater Bros Holdings, Inc. 7.375%, 11/15/18		4,060	4,384,800

ALLIANCEBERNSTEIN HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

STHI Holding Corp. 8.00%, 3/15/18(a)	U.S.$	930	$990,450
Tenet Healthcare Corp. 6.25%, 11/01/18(a)		2,291	2,382,640
6.875%, 11/15/31		4,000	3,440,000
8.00%, 8/01/20		2,000	2,080,000
Tops Holding Corp./Tops Markets LLC 10.125%, 10/15/15		2,555	2,733,850
Universal Hospital Services, Inc. 4.121%, 6/01/15(c)		500	473,750
USPI Finance Corp. 9.00%, 4/01/20(a)		3,450	3,613,875
Valeant Pharmaceuticals International 7.00%, 10/01/20(a)		8,700	8,819,625
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, 2/01/19(a)		2,405	2,429,050
8.00%, 2/01/18		4,060	4,136,125
Vanguard Health Systems, Inc. Zero Coupon, 2/01/16		26	17,225
Visant Corp. 10.00%, 10/01/17		2,798	2,654,603
Voyager Learning Exchange 8.375%, 12/01/14(f)(g)(h)		1,283	– 0	–
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.75%, 9/15/18		3,500	3,823,750

			285,053,910

Energy – 5.2%
Antero Resources Finance Corp. 7.25%, 8/01/19(a)		4,538	4,674,140
9.375%, 12/01/17		4,838	5,285,515
ATP Oil & Gas Corp./United States 11.875%, 5/01/15		2,700	2,079,000
Atwood Oceanics, Inc. 6.50%, 2/01/20		1,420	1,494,550
Basic Energy Services, Inc. 7.75%, 2/15/19		2,960	3,019,200
Berry Petroleum Co. 6.375%, 9/15/22(b)		8,580	8,923,200
Bill Barrett Corp. 7.625%, 10/01/19		2,500	2,525,000
Bluewater Holding BV 3.466%, 7/17/14(a)(c)		4,400	3,784,000
Chaparral Energy, Inc. 7.625%, 11/15/22(a)		7,282	7,309,307
8.875%, 2/01/17		5,505	5,769,956
Chesapeake Energy Corp. 6.125%, 2/15/21(b)		1,602	1,513,890

28	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.625%, 8/15/20	U.S.$	1,746	$1,702,350
6.875%, 11/15/20		1,910	1,862,250
Cie Generale de Geophysique - Veritas 6.50%, 6/01/21		1,600	1,648,000
9.50%, 5/15/16		2,307	2,526,165
Cimarex Energy Co. 5.875%, 5/01/22		5,663	5,861,205
Citgo Petroleum Corp. 11.50%, 7/01/17(a)		4,527	5,092,875
Continental Resources, Inc./OK 7.125%, 4/01/21		1,567	1,747,205
Denbury Resources, Inc. 6.375%, 8/15/21		3,001	3,181,060
8.25%, 2/15/20		1,536	1,712,640
Edgen Murray Corp. 12.25%, 1/15/15(b)		5,234	5,574,210
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		3,500	3,613,750
9.25%, 12/15/17		3,600	3,951,000
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19(a)		3,059	3,211,950
9.375%, 5/01/20(a)		4,884	5,201,460
Expro Finance Luxembourg SCA 8.50%, 12/15/16(a)		2,547	2,470,590
Forest Oil Corp. 7.25%, 6/15/19		5,240	5,174,500
Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(a)		1,711	1,796,550
Hercules Offshore, Inc. 10.50%, 10/15/17(a)(b)		1,379	1,441,055
Hilcorp Energy I LP/Hilcorp Finance Co. 8.00%, 2/15/20(a)		1,000	1,092,500
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20(a)		4,695	4,683,262
Key Energy Services, Inc. 6.75%, 3/01/21(a)		5,000	5,125,000
6.75%, 3/01/21		2,666	2,745,980
Laredo Petroleum, Inc. 7.375%, 5/01/22(a)		2,470	2,544,100
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19(a)		1,705	1,679,425
8.625%, 4/15/20		4,190	4,577,575
McJunkin Red Man Corp. 9.50%, 12/15/16		8,250	9,095,625
Newfield Exploration Co. 6.625%, 4/15/16		1,000	1,022,500
7.125%, 5/15/18		1,989	2,118,285

ALLIANCEBERNSTEIN HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Offshore Group Investments Ltd. 11.50%, 8/01/15(a)	U.S.$	5,600	$6,125,000
11.50%, 8/01/15		5,125	5,605,469
Oil States International, Inc. 6.50%, 6/01/19		3,394	3,589,155
Parker Drilling Co. 9.125%, 4/01/18		939	995,340
Perpetual Energy, Inc. 8.75%, 3/15/18(a)	CAD	4,250	3,700,040
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)	U.S.$	2,880	2,980,800
PHI, Inc. 8.625%, 10/15/18		2,910	2,982,750
Pioneer Drilling Co. 9.875%, 3/15/18		2,000	2,110,000
9.875%, 3/15/18(a)		2,861	3,018,355
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	555,033
Plains Exploration & Production Co. 6.125%, 6/15/19		2,000	2,020,000
6.625%, 5/01/21		1,000	1,040,000
6.75%, 2/01/22		2,412	2,508,480
7.625%, 4/01/20		1,000	1,080,000
8.625%, 10/15/19		2,300	2,587,500
Precision Drilling Corp. 6.50%, 12/15/21		1,870	1,944,800
QEP Resources, Inc. 6.875%, 3/01/21		1,453	1,594,668
Quicksilver Resources, Inc. 7.125%, 4/01/16(b)		3,000	2,745,000
Resolute Energy Corp. 8.50%, 5/01/20(a)		3,993	3,997,991
SandRidge Energy, Inc. 7.50%, 3/15/21		933	942,330
8.125%, 10/15/22(a)		7,900	8,196,250
8.75%, 1/15/20		3,673	3,911,745
SESI LLC 6.375%, 5/01/19		771	801,840
7.125%, 12/15/21(a)		3,333	3,607,973
Tesoro Corp. 6.25%, 11/01/12		2,070	2,106,225
9.75%, 6/01/19		3,518	4,001,725
W&T Offshore, Inc. 8.50%, 6/15/19		3,500	3,692,500

			217,271,794

Other Industrial – 1.0%
A123 Systems, Inc. 3.75%, 4/15/16		5,100	1,612,875

30	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Briggs & Stratton Corp. 6.875%, 12/15/20	U.S.$	737	$779,378
Brightstar Corp. 9.50%, 12/01/16(a)		6,166	6,489,715
Education Management LLC/Education Management Finance Corp. 8.75%, 6/01/14		1,025	996,812
Exova PLC 10.50%, 10/15/18(a)	GBP	2,000	2,828,065
Interline Brands, Inc. 7.00%, 11/15/18	U.S.$	4,065	4,303,819
Lecta SA 5.057%, 2/15/14(a)(c)	EUR	1,903	2,493,811
Liberty Tire Recycling 11.00%, 10/01/16(a)	U.S.$	4,400	4,147,000
Mueller Water Products, Inc. 7.375%, 6/01/17		1,700	1,704,250
8.75%, 9/01/20		900	1,010,250
Neenah Foundry Co. 15.00%, 7/29/15(e)(f)		296	298,793
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		5,850	4,797,000
13.00%, 3/15/18(a)		1,499	1,528,980
Pipe Holdings PLC 9.50%, 11/01/15(a)	GBP	2,745	4,388,038
Rexel SA 6.125%, 12/15/19(a)	U.S.$	2,194	2,199,485
Wendel SA 4.375%, 8/09/17	EUR	1,750	2,136,948

			41,715,219

Services – 1.5%
Ceridian Corp. 11.25%, 11/15/15	U.S.$	12,500	11,906,250
Goodman Networks, Inc. 12.125%, 7/01/18(a)		3,000	3,022,500
ISS A/S 8.875%, 5/15/16(a)	EUR	2,000	2,667,282
Live Nation Entertainment, Inc. 8.125%, 5/15/18(a)	U.S.$	2,370	2,512,200
Lottomatica SpA 8.25%, 3/31/66(a)	EUR	5,990	7,096,422
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	2,320	2,482,400
Monitronics International, Inc. 9.125%, 4/01/20(a)		2,267	2,267,000
Realogy Corp. 7.625%, 1/15/20(a)		108	112,050
9.00%, 1/15/20(a)		3,500	3,561,250

ALLIANCEBERNSTEIN HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series A 11.00%, 4/15/18(a)	U.S.$	2,087	$1,669,600
Series C 11.00%, 4/15/18(a)(b)		1,450	1,160,000
Sabre Holdings Corp. 8.35%, 3/15/16		2,939	2,718,575
Service Corp. International/US 6.75%, 4/01/15-4/01/16		4,400	4,774,000
7.50%, 4/01/27		1,575	1,590,750
ServiceMaster Co./TN 8.00%, 2/15/20(a)		3,022	3,233,540
10.75%, 7/15/15(a)(e)		1,719	1,793,869

Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		2,110	2,262,975
Travelport LLC 10.875%, 9/01/16	EUR	3,274	1,408,483
11.875%, 9/01/16	U.S.$	2,999	1,004,665
West Corp. 7.875%, 1/15/19		1,250	1,332,812
8.625%, 10/01/18		1,535	1,684,662
11.00%, 10/15/16		2,100	2,231,250

			62,492,535

Technology – 3.3%
Advanced Micro Devices, Inc. 7.75%, 8/01/20		4,682	5,161,905
8.125%, 12/15/17		2,180	2,398,000
Amkor Technology, Inc. 6.625%, 6/01/21		3,000	3,075,000
Aspect Software, Inc. 10.625%, 5/15/17		4,211	4,558,407
Avaya, Inc. 7.00%, 4/01/19(a)		793	793,000
9.75%, 11/01/15		6,950	6,889,187
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		3,282	3,577,380
8.50%, 4/01/19		7,125	7,623,750
12.535%, 10/12/17		1,500	1,635,000
CommScope, Inc. 8.25%, 1/15/19(a)		9,652	10,303,510
CoreLogic, Inc./United States 7.25%, 6/01/21(a)		889	935,673
CPI International, Inc. 8.00%, 2/15/18		5,142	4,537,815
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		2,385	1,824,525
Epicor Software Corp. 8.625%, 5/01/19		5,997	6,206,895

32	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First Data Corp. 7.375%, 6/15/19(a)	U.S.$	7,620	$7,829,550
11.25%, 3/31/16(b)		3,950	3,634,000
Freescale Semiconductor, Inc. 8.875%, 12/15/14(b)		2,233	2,302,781
9.25%, 4/15/18(a)		1,726	1,892,128
10.125%, 12/15/16		831	886,054
Interactive Data Corp. 10.25%, 8/01/18		4,700	5,311,000
Iron Mountain, Inc. 6.625%, 1/01/16(b)		1,393	1,394,741
8.375%, 8/15/21		3,000	3,270,000
8.75%, 7/15/18		1,000	1,038,750
Lawson Software, Inc. 9.375%, 4/01/19(a)		6,278	6,560,510
10.00%, 4/01/19(a)	EUR	2,539	3,377,679
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 10.50%, 4/15/18	U.S.$	2,800	3,143,000
MMI International Ltd. 8.00%, 3/01/17(a)(b)		3,917	4,063,887
NXP BV/NXP Funding LLC 3.217%, 10/15/13(c)		75	75,000
Sanmina-SCI Corp. 7.00%, 5/15/19(a)		4,238	4,333,355
8.125%, 3/01/16		1,533	1,580,906
Seagate HDD Cayman 6.875%, 5/01/20		2,951	3,164,947
Sensata Technologies BV 6.50%, 5/15/19(a)		5,000	5,250,000
Serena Software, Inc. 10.375%, 3/15/16		419	431,570
Sitel LLC/Sitel Finance Corp. 11.00%, 8/01/17(a)		3,400	3,332,000
Sophia LP/Sophia Finance, Inc. 9.75%, 1/15/19(a)		1,550	1,662,375
SunGard Data Systems, Inc. 7.625%, 11/15/20		4,000	4,265,000
10.25%, 8/15/15		974	1,009,308
Syniverse Holdings, Inc. 9.125%, 1/15/19		1,598	1,771,783
Viasystems, Inc. 7.875%, 5/01/19(a)		3,975	4,034,625

			135,134,996

Transportation - Airlines – 0.3%
Air Canada 12.00%, 2/01/16(a)		2,850	2,493,750

ALLIANCEBERNSTEIN HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Delta Air Lines, Inc. 9.50%, 9/15/14(a)	U.S.$	1,029	$1,093,313
Northwest Airlines 2000-1 Class G Pass Through Trust 7.15%, 10/01/19		999	1,004,165
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		6,304	6,556,160
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22		2,104	2,209,140

			13,356,528

Transportation - Railroads – 0.0%
Florida East Coast Railway Corp. 8.125%, 2/01/17		813	835,357

Transportation - Services – 0.9%
America West Airlines 1999-1 Pass Through Trust Series 991G 7.93%, 1/02/19		1,887	1,967,211
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.625%, 5/15/14		267	267,336
7.75%, 5/15/16		5,088	5,221,560
8.25%, 1/15/19(a)		4,000	4,190,000
EC Finance PLC 9.75%, 8/01/17(a)	EUR	148	197,867
Hapag-Lloyd AG 9.75%, 10/15/17(a)	U.S.$	2,250	2,171,250
Hertz Corp. (The) 6.75%, 4/15/19		3,288	3,431,850
7.50%, 10/15/18		1,900	2,037,750
Oshkosh Corp. 8.50%, 3/01/20		3,500	3,797,500
Overseas Shipholding Group, Inc. 8.125%, 3/30/18(b)		2,250	1,687,500
Stena AB 5.875%, 2/01/19(a)	EUR	2,000	2,342,949
7.875%, 3/15/20(a)(b)		1,000	1,270,752
Swift Services Holdings, Inc. 10.00%, 11/15/18	U.S.$	7,045	7,696,662
Western Express, Inc. 12.50%, 4/15/15(a)		2,000	1,100,000

			37,380,187

			1,752,327,693

Financial Institutions – 3.4%
Banking – 1.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	5,396	5,235,588

34	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BankAmerica Capital II Series 2 8.00%, 12/15/26	U.S.$	2,551	$2,570,132
BBVA International Preferred SAU 4.952%, 9/20/16	EUR	3,100	2,585,186
5.919%, 4/18/17	U.S.$	2,600	1,888,211
Series F 9.10%, 10/21/14	GBP	1,000	1,363,236
Dresdner Funding Trust I 8.151%, 6/30/31(a)	U.S.$	2,000	1,610,000
HBOS Capital Funding No2 LP 6.071%, 6/30/14(a)		1,840	1,223,600
HT1 Funding GmbH 6.352%, 6/30/17	EUR	2,700	2,287,354
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	7,550	6,266,500
MUFG Capital Finance 5 Ltd. 6.299%, 1/25/17	GBP	1,225	1,982,685
NB Capital Trust II 7.83%, 12/15/26	U.S.$	4,941	4,965,705
Regions Bank/Birmingham AL 6.45%, 6/26/37		2,800	2,786,000
Regions Financing Trust II 6.625%, 5/15/47		1,500	1,417,500
Resona Preferred Global Securities Cayman Ltd. 7.191%, 7/30/15(a)		6,300	6,549,946
SNS Bank NV 11.25%, 11/27/19(a)	EUR	1,001	993,768
Societe Generale SA 4.196%, 1/26/15		1,500	1,350,174
6.999%, 12/19/17		2,650	2,732,755
UT2 Funding PLC 5.321%, 6/30/16		1,293	1,457,209

			49,265,549

Brokerage – 0.3%
E*Trade Financial Corp. 6.75%, 6/01/16	U.S.$	4,634	4,738,265
GFI Group, Inc. 8.375%, 7/19/18		3,200	2,952,000
Lehman Brothers Holdings, Inc. 4.80%, 3/13/14(g)		1,800	438,750
6.875%, 5/02/18(g)		1,600	404,000
Nuveen Investments, Inc. 10.50%, 11/15/15		3,845	3,969,962

			12,502,977

ALLIANCEBERNSTEIN HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.8%
Air Lease Corp. 5.625%, 4/01/17(a)	U.S.$	2,770	$2,700,750
Ally Financial, Inc. 7.50%, 9/15/20		4,000	4,460,000
8.00%, 11/01/31		2,404	2,752,580
Series 8 6.75%, 12/01/14		2,590	2,732,450
CIT Group, Inc. 5.25%, 3/15/18		3,667	3,777,010
7.00%, 5/02/16-5/02/17(a)		4,021	4,031,053
ILFC E-Capital Trust II 6.25%, 12/21/65(a)		1,500	1,110,000
International Lease Finance Corp. 6.375%, 3/25/13		1,750	1,793,750
iStar Financial, Inc. Series B 5.70%, 3/01/14		4,800	4,398,000
Provident Funding Associates LP/PFG Finance Corp. 10.125%, 2/15/19(a)		1,703	1,583,790
Residential Capital LLC 9.625%, 5/15/15		3,750	3,501,562

			32,840,945

Insurance – 0.5%
Genworth Financial, Inc. 6.15%, 11/15/66		2,535	1,549,519
Hartford Financial Services Group, Inc. 8.125%, 6/15/38		1,856	1,948,800
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		4,548	4,457,040
MBIA Insurance Corp. 14.00%, 1/15/33(a)(b)		4,920	2,927,400
XL Group PLC Series E 6.50%, 4/15/17		14,000	11,655,000

			22,537,759

Other Finance – 0.5%
FTI Consulting, Inc. 6.75%, 10/01/20		3,150	3,335,063
Harbinger Group, Inc. 10.625%, 11/15/15		2,370	2,452,950
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		8,850	9,458,437
iPayment Holdings, Inc. 15.00%, 11/15/18		3,068	2,769,082

36	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

iPayment, Inc. 10.25%, 5/15/18	U.S.$	5,082	$4,675,440

			22,690,972

REITS – 0.1%
DDR Corp. 7.875%, 9/01/20		3,100	3,722,954

			143,561,156

Utility – 2.7%
Electric – 1.8%
AES Corp. (The) 7.375%, 7/01/21(a)		3,145	3,498,813
7.75%, 3/01/14		1,196	1,297,660
8.00%, 10/15/17		2,860	3,260,400
Calpine Corp. 7.25%, 10/15/17(a)		3,300	3,522,750
7.875%, 7/31/20-1/15/23(a)		10,068	10,913,270
DPL Inc 7.25%, 10/15/21(a)		3,405	3,779,550
Edison Mission Energy 7.50%, 6/15/13(b)		7,150	5,362,500
7.75%, 6/15/16(b)		1,447	947,785
EDP Finance BV 4.90%, 10/01/19(a)		416	340,538
5.875%, 2/01/16(a)	EUR	509	623,231
6.00%, 2/02/18(a)	U.S.$	10,232	9,050,654
Energy Future Holdings Corp. 10.00%, 1/15/20(i)		2,524	2,748,005
10.875%, 11/01/17		411	345,240
Series Q 6.50%, 11/15/24		2,007	1,063,710
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		1,072	1,183,220
GenOn Americas Generation LLC 8.50%, 10/01/21		3,255	2,929,500
GenOn Energy, Inc. 7.875%, 6/15/17		5,224	4,753,840
9.50%, 10/15/18		4,000	3,800,000
Intergen NV 8.50%, 6/30/17(a)	EUR	1,000	1,370,029
NRG Energy, Inc. 7.375%, 1/15/17	U.S.$	1,475	1,532,156
7.875%, 5/15/21		3,195	3,123,113
8.25%, 9/01/20		1,800	1,804,500
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		4,375	4,331,250

ALLIANCEBERNSTEIN HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)	U.S.$	2,679	$1,660,980
Series A 10.25%, 11/01/15		2,804	560,800

			73,803,494

Natural Gas – 0.9%
El Paso Corp. Series G 7.375%, 12/15/12		204	209,249
7.75%, 1/15/32		5,548	6,339,117
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,609	1,745,765
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20(a)		3,948	3,987,480
Inergy LP/Inergy Finance Corp. 6.875%, 8/01/21		8,050	8,130,500
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		745	782,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		6,975	7,393,500
Sabine Pass LNG LP 7.50%, 11/30/16		4,900	5,255,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21		3,250	3,396,250

			37,239,361

			111,042,855

Total Corporates - Non-Investment Grades (cost $1,970,280,911)			2,006,931,704

CORPORATES - INVESTMENT GRADES – 8.8%
Financial Institutions – 5.2%
Banking – 1.7%
American Express Co. 6.80%, 9/01/66		4,555	4,652,932
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		3,500	2,485,000
Banco Santander Chile 6.50%, 9/22/20(a)	CLP	2,367,500	4,745,155
Barclays Bank PLC 4.875%, 12/15/14	EUR	1,500	1,260,824
6.86%, 6/15/32(a)	U.S.$	1,905	1,714,500

38	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BNP Paribas SA 5.186%, 6/29/15(a)(b)	U.S.$	3,333	$2,749,725
7.195%, 6/25/37(a)		4,400	3,784,000
Citigroup, Inc. 4.45%, 1/10/17		3,275	3,421,075
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16		5,750	5,922,500
8.40%, 6/29/17(a)		7,000	7,073,500
Countrywide Financial Corp. 6.25%, 5/15/16		505	523,668
Danske Bank A/S 5.914%, 6/16/14(a)(b)		2,185	1,944,650
Fortis Bank SA/NV 4.625%, 10/27/14(a)	EUR	1,000	959,021
HSBC Capital Funding LP/Jersey Channel Islands 4.61%, 6/27/13(a)	U.S.$	1,854	1,737,771
Macquarie Group Ltd. 7.30%, 8/01/14(a)		3,350	3,576,446
Morgan Stanley 10.09%, 5/03/17(a)	BRL	5,230	2,743,750
National Capital Trust II 5.486%, 3/23/15(a)	U.S.$	1,700	1,597,543
PNC Financial Services Group, Inc. 6.75%, 8/01/21(b)		3,733	3,912,819
Royal Bank of Scotland PLC (The) Series 1 4.96%, 10/27/14(c)	AUD	3,500	3,178,244
UBS AG/Jersey 4.28%, 4/15/15	EUR	4,000	4,320,557
UBS Preferred Funding Trust V Series 1 6.243%, 5/15/16	U.S.$	3,155	2,934,150
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,870	1,579,374
Wells Fargo & Co. Series K 7.98%, 3/15/18		4,700	5,099,500

			71,916,704

Brokerage – 0.3%
Charles Schwab Corp. (The) 7.00%, 2/01/22(b)		6,830	7,296,421
Credit Suisse Group Guernsey I Ltd. 7.875%, 2/24/41(a)		5,000	4,937,500

			12,233,921

Finance – 0.3%
HSBC Finance Capital Trust IX 5.911%, 11/30/35		3,765	3,463,800

ALLIANCEBERNSTEIN HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SLM Corp. 6.25%, 1/25/16	U.S.$	1,500	$1,545,000
7.25%, 1/25/22		3,500	3,535,000
Series A 5.00%, 10/01/13		4,100	4,192,250

			12,736,050

Insurance – 2.5%
Allstate Corp. (The) 6.125%, 5/15/37		3,060	2,998,800
American International Group, Inc. 6.82%, 11/15/37(a)		1,938	2,240,223
8.175%, 5/15/58		7,301	7,802,944
AON Corp. 8.205%, 1/01/27		2,495	2,914,978
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		2,723	2,083,095
Aviva PLC 4.729%, 11/28/14	EUR	6,000	6,274,338
Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	1,415	1,619,121
Farmers Insurance Exchange 8.625%, 5/01/24(a)		3,000	3,859,995
Genworth Financial, Inc. 7.625%, 9/24/21		4,725	4,665,456
7.70%, 6/15/20		1,302	1,318,636
Hannover Finance Luxembourg SA 5.00%, 6/01/15	EUR	1,000	1,151,619
Hartford Financial Services Group, Inc. 6.10%, 10/01/41	U.S.$	863	838,952
Lincoln National Corp. 6.05%, 4/20/67		5,966	5,548,380
7.00%, 5/17/66		5,134	4,979,980
8.75%, 7/01/19		604	772,607
Metlife Capital Trust IV 7.875%, 12/15/37(a)		1,765	1,963,562
MetLife, Inc. 6.40%, 12/15/36		3,700	3,619,392
10.75%, 8/01/39		3,495	4,858,050
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)		3,554	3,651,485
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(a)		5,000	4,558,160
9.375%, 8/15/39(a)		4,546	5,811,888
Pacific Life Insurance Co. 9.25%, 6/15/39(a)		3,000	3,922,923
QBE Capital Funding III Ltd. 7.25%, 5/24/41(a)		3,095	2,831,925

40	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Suncorp Metway Insurance Ltd. 6.75%, 10/06/26	AUD	500		$488,430
Series 1 6.75%, 9/23/24		800		789,114
Swiss Re Capital I LP 6.854%, 5/25/16(a)	U.S.$	8,405		7,729,683
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,836		3,234,058
Vero Insurance Ltd. 6.15%, 9/07/25	AUD	700		669,039
WR Berkley Corp. 5.60%, 5/15/15	U.S.$	3,500		3,784,557
ZFS Finance USA Trust II 6.45%, 12/15/65(a)		1,695		1,661,100
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		3,010		2,934,750

				101,577,240

Other Finance – 0.2%
Aviation Capital Group Corp. 6.75%, 4/06/21(a)		2,950		2,918,730
7.125%, 10/15/20(a)		3,872		3,960,279
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(a)		820		980,218
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	0	^	1

				7,859,228

REITS – 0.2%
Entertainment Properties Trust 7.75%, 7/15/20	U.S.$	3,544		3,842,961
Senior Housing Properties Trust 6.75%, 12/15/21		4,500		4,875,152
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		422		436,035

				9,154,148

				215,477,291

Industrial – 2.4%
Basic – 1.0%
ArcelorMittal 6.25%, 2/25/22		7,500		7,639,575
9.00%, 2/15/15		730		836,392
ArcelorMittal USA LLC 6.50%, 4/15/14		1,565		1,675,286
Basell Finance Co. BV 8.10%, 3/15/27(a)		3,420		4,052,700
Braskem Finance Ltd. 5.75%, 4/15/21(a)		200		208,120
7.00%, 5/07/20(a)		2,300		2,558,750

ALLIANCEBERNSTEIN HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Georgia-Pacific LLC 8.875%, 5/15/31	U.S.$	1,800	$2,458,816
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)(b)		1,747	1,995,948
Rhodia SA 6.875%, 9/15/20(a)		1,848	2,046,660
Southern Copper Corp. 7.50%, 7/27/35		1,500	1,773,704
Teck Resources Ltd. 6.125%, 10/01/35		5,000	5,409,045
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)		2,441	2,715,612
Vale Overseas Ltd.
5.625%, 9/15/19		2,285	2,571,740
6.875%, 11/21/36		3,495	4,159,777

			40,102,125

Capital Goods – 0.1%
Owens Corning
6.50%, 12/01/16		355	397,111
7.00%, 12/01/36		4,450	4,860,686

			5,257,797

Communications - Media – 0.1%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,650,635
News America, Inc. 6.40%, 12/15/35		1,000	1,144,331

			4,794,966

Communications - Telecommunications – 0.2%
Qwest Corp.
6.75%, 12/01/21		1,000	1,126,533
6.875%, 9/15/33		5,000	5,018,750
7.625%, 6/15/15		1,590	1,816,575

			7,961,858

Consumer Cyclical - Other – 0.1%
Sheraton Holding Corp. 7.375%, 11/15/15		2,035	2,340,250

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings, Inc. 6.375%, 3/15/37		3,500	4,103,162
QVC, Inc. 7.50%, 10/01/19(a)		2,400	2,640,000

			6,743,162

42	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.0%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19	U.S.$	332	$413,111
US Oncology, Inc. 9.125%, 8/15/17		2,000	30,000
Whirlpool Corp. 8.60%, 5/01/14		190	213,354

			656,465

Energy – 0.5%
Anadarko Petroleum Corp.
5.95%, 9/15/16		2,683	3,101,934
8.70%, 3/15/19		2,000	2,660,788
Petrohawk Energy Corp. 7.25%, 8/15/18		6,400	7,296,000
Pride International, Inc. 6.875%, 8/15/20		1,327	1,634,190
TNK-BP Finance SA 7.25%, 2/02/20(a)		360	413,348
Transocean, Inc.
6.80%, 3/15/38		1,916	2,208,050
7.50%, 4/15/31		1,800	2,094,351
Williams Cos., Inc. (The) 7.875%, 9/01/21		46	58,462

			19,467,123

Other Industrial – 0.3%
Noble Group Ltd.
6.75%, 1/29/20(a)		6,368	6,240,640
8.50%, 5/30/13(a)		2,103	2,208,150
URS Corp. 5.00%, 4/01/22(a)		4,000	4,001,192

			12,449,982

Transportation - Airlines – 0.0%
Delta Air Lines 2007-1 Class A Pass Through Trust Series 071A 6.821%, 8/10/22		1,079	1,167,887

			100,941,615

Non Corporate Sectors – 0.6%
Agencies - Not Government Guaranteed – 0.6%
Gazprom OAO Via Gaz Capital SA
6.212%, 11/22/16(a)		2,825	3,086,313
6.51%, 3/07/22(a)		9,473	10,349,252
9.25%, 4/23/19(a)		7,353	9,154,485
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(a)		3,433	3,621,815

			26,211,865

ALLIANCEBERNSTEIN HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.6%
Electric – 0.3%
Dominion Resources, Inc./VA 7.50%, 6/30/66	U.S.$	4,100	$4,366,500
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(a)		1,277	1,535,592
FirstEnergy Corp. Series C 7.375%, 11/15/31		2,000	2,512,728
KCP&L Greater Missouri Operations Co. 11.875%, 7/01/12		1,000	1,017,586
Southern California Edison Co. Series E 6.25%, 2/01/22		3,300	3,443,946

			12,876,352

Natural Gas – 0.3%
Enterprise Products Operating LLC Series H 6.65%, 10/15/34		1,500	1,841,130
SourceGas LLC 5.90%, 4/01/17(a)		3,000	3,155,520
Southern Union Co. 7.60%, 2/01/24		3,200	3,885,696
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,500	2,609,730

			11,492,076

			24,368,428

Total Corporates - Investment Grades (cost $341,502,823)			366,999,199

GOVERNMENTS - TREASURIES – 6.0%
Brazil – 1.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14-1/01/17	BRL	41,980	22,327,210
Brazilian Government International Bond 8.50%, 1/05/24		25,600	13,698,817
Republic of Brazil 10.25%, 1/10/28		2,649	1,619,015
12.50%, 1/05/22		25,811	17,603,179

			55,248,221

Colombia – 0.2%
Republic of Colombia 7.75%, 4/14/21	COP	12,390,000	8,688,003

44	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Indonesia – 0.2%
Indonesia Recap Linked Note 10.00%, 7/18/17	IDR	63,808,000	$8,409,492

Portugal – 0.1%
Portugal Obrigacoes do Tesouro OT 4.35%, 10/16/17	EUR	4,283	4,025,520

South Africa – 0.5%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	16,800	2,240,320
Series R207
7.25%, 1/15/20		120,490	15,226,652
Series R208 6.75%, 3/31/21		21,565	2,613,910

			20,080,882

United States – 3.7%
U.S. Treasury Bonds 3.125%, 2/15/42(b)(j)	U.S.$	146,700	147,112,520
U.S. Treasury Notes 1.25%, 2/15/14(j)		7,000	7,123,592

			154,236,112

Total Governments - Treasuries (cost $244,881,575)			250,688,230

EMERGING MARKETS - SOVEREIGNS – 4.1%
Argentina – 1.1%
Argentina Bonos 7.00%, 10/03/15		21,871	19,643,983
7.82%, 12/31/33	EUR	6,905	5,392,796
Series NY 2.50%, 12/31/38(k)	U.S.$	14,680	4,947,160
8.28%, 12/31/33		1,839	1,314,621
Series X 7.00%, 4/17/17		18,150	14,690,408

			45,988,968

Cote D’Ivoire – 0.7%
Ivory Coast Government International Bond 2.50%, 12/31/32(a)(d)(k)		46,209	31,595,404

Dominican Republic – 0.4%
Dominican Republic International Bond 8.625%, 4/20/27(a)		14,203	15,055,180

ALLIANCEBERNSTEIN HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

El Salvador – 0.4%
El Salvador 7.375%, 12/01/19(a)	U.S.$	1,495	$1,629,550
7.625%, 9/21/34(a)		872	960,508
7.65%, 6/15/35(a)		11,545	11,891,350
7.75%, 1/24/23(a)		700	766,500

			15,247,908

Gabon – 0.1%
Gabonese Republic 8.20%, 12/12/17(a)		3,208	3,833,560

Ghana – 0.1%
Republic of Ghana 8.50%, 10/04/17(a)		4,524	5,146,050

Serbia & Montenegro – 0.0%
Republic of Serbia 6.75%, 11/01/24(a)		1,630	1,593,521

Turkey – 0.1%
Republic of Turkey 7.00%, 6/05/20		300	350,625
7.375%, 2/05/25		1,649	1,978,800

			2,329,425

Ukraine – 0.1%
Ukraine Government International Bond 6.385%, 6/26/12(a)		750	750,000
7.65%, 6/11/13(a)		4,498	4,447,397

			5,197,397

United Arab Emirates – 0.2%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(a)		7,645	8,524,175

Uruguay – 0.2%
Republica Orient Uruguay
6.875%, 9/28/25		4,272	5,553,600
7.625%, 3/21/36		550	772,750
7.875%, 1/15/33(e)		1,377	1,949,062

			8,275,412

Venezuela – 0.7%
Republic of Venezuela 7.65%, 4/21/25		38,000	29,450,000

Total Emerging Markets - Sovereigns (cost $142,016,112)			172,237,000

46	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.1%
Non-Agency Fixed Rate CMBS – 2.7%
Banc of America Large Loan, Inc. Series 2009-UB1, Class A4B 5.698%, 6/24/50(a)	U.S.$	3,500	$3,432,587
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2007-5, Class AM 5.772%, 2/10/51		6,665	6,545,637
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class AM 6.084%, 6/11/50		1,500	1,574,433
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.40%, 7/15/44		3,242	3,122,112
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		3,200	3,129,674
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39		5,320	5,864,231
Series 2006-C4, Class AM 5.509%, 9/15/39		5,600	5,414,466
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class AJ 5.437%, 11/10/45		5,000	4,001,110
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class AM 5.475%, 3/10/39		5,561	5,405,247
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB19, Class AM 5.925%, 2/12/49		10,321	10,026,975
Series 2007-LD11, Class AM 6.003%, 6/15/49		10,744	9,650,061
Series 2007-LD12, Class AM 6.253%, 2/15/51		1,856	1,836,785
Series 2007-LDPX, Class AM 5.464%, 1/15/49		2,582	2,432,659
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class AM 6.111%, 7/15/44		8,418	8,549,764

ALLIANCEBERNSTEIN HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40	U.S.$	7,127	$6,693,702
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38		2,700	2,437,536
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49		10,100	9,856,428
Morgan Stanley Capital I Series 2006-IQ12, Class A4 5.332%, 12/15/43		7,100	7,985,476
Series 2006-IQ12, Class AM 5.37%, 12/15/43		7,876	8,070,285
Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class AJ 5.329%, 7/15/42		1,810	1,807,214
Series 2006-C27, Class AM 5.795%, 7/15/45		2,000	2,097,950
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(a)		2,380	2,449,996

			112,384,328

Non-Agency Floating Rate CMBS – 1.4%
Bear Stearns Commercial Mortgage Securities Series 2007-BBA8, Class K 1.44%, 3/15/22(a)(c)		5,893	3,840,774
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.54%, 6/15/22(a)(c)		1,019	929,314
GS Mortgage Securities Corp II 5.475%, 8/10/44(a)		7,937	7,545,025
Series 2006-GG6, Class AJ 5.80%, 4/10/38		4,799	3,936,152
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM 6.366%, 9/15/45		7,025	6,898,620
Lehman Brothers Series 2006-LLFA, Class E 0.53%, 9/15/21(a)(c)		1,347	1,178,806
Series 2006-LLFA, Class H 0.64%, 9/15/21(a)(c)		3,017	2,339,189
Series 2006-LLFA, Class K 1.04%, 9/15/21(a)(c)		953	543,678

48	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2011-1, Class C 5.646%, 6/25/43(a)	U.S.$	2,000	$2,082,550
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class G 0.60%, 9/15/21(a)(c)		9,350	6,802,134
Series 2006-WL7A, Class H 0.64%, 9/15/21(a)(c)		3,111	2,045,486
Series 2006-WL7A, Class J 0.84%, 9/15/21(a)(c)		6,676	3,054,277
Series 2007-WHL8, Class D 0.54%, 6/15/20(a)(c)		4,475	3,523,718
Series 2007-WHL8, Class E 0.64%, 6/15/20(a)(c)		12,800	9,823,014
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.418%, 6/15/44(a)(i)		2,576	2,320,551

			56,863,288

Total Commercial Mortgage-Backed Securities (cost $157,524,079)			169,247,616

EMERGING MARKETS - CORPORATE BONDS – 2.9%
Industrial – 2.7%
Basic – 0.7%
Evraz Group SA 8.25%, 11/10/15(a)		1,289	1,382,453
9.50%, 4/24/18(a)		5,066	5,517,381
Novelis, Inc./GA 8.75%, 12/15/20		7,000	7,717,500
PE Paper Escrow GmbH 12.00%, 8/01/14(a)		791	854,280
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(a)		1,570	1,711,300
Vedanta Resources PLC 8.75%, 1/15/14(a)		4,299	4,449,465
9.50%, 7/18/18(a)		1,900	1,952,250
Winsway Coking Coal Holding Ltd. 8.50%, 4/08/16(a)		5,109	4,738,597

			28,323,226

Communications - Media – 0.3%
Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	2,895	3,583,024
Cet 21 Spol S.R.O. 9.00%, 11/01/17(a)		121	168,176

ALLIANCEBERNSTEIN HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Columbus International, Inc. 11.50%, 11/20/14(a)	U.S.$	9,622	$10,439,870
European Media Capital SA 10.00%, 2/01/15(l)		537	456,167

			14,647,237

Communications - Telecommunications – 0.1%
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)		3,250	3,575,000

Consumer Cyclical - Other – 0.7%
Corp. GEO SAB de CV 8.875%, 3/27/22(a)(b)		6,368	6,463,520
Desarrolladora Homex SAB de CV 9.75%, 3/25/20(a)		10,196	10,643,640
MCE Finance Ltd. 10.25%, 5/15/18(b)		4,895	5,531,350
Peermont Global Pty Ltd. 7.75%, 4/30/14(a)	EUR	4,400	5,416,580

			28,055,090

Consumer Cyclical - Retailers – 0.1%
Edcon Holdings Pty Ltd. 6.376%, 6/15/15(a)(c)		2,434	2,625,837

Consumer Non-Cyclical – 0.3%
Agrokor DD 9.875%, 5/01/19(a)		3,747	5,034,302
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)		2,826	3,722,072
Hypermarcas SA 6.50%, 4/20/21(a)	U.S.$	6,517	6,223,735

			14,980,109

Energy – 0.1%
Golden Close Maritime Corp., Ltd 11.00%, 12/09/15		3,200	3,423,434
MIE Holdings Corp. 9.75%, 5/12/16(a)		208	207,210

			3,630,644

Other Industrial – 0.3%
Marfrig Holding Europe BV 8.375%, 5/09/18(a)		6,505	5,626,825
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		3,659	3,192,478
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(a)	EUR	2,487	2,370,167

			11,189,470

50	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.0%
STATS ChipPAC Ltd. 7.50%, 8/12/15(a)	U.S.$	688	$737,880

Transportation - Services – 0.1%
Inversiones Alsacia SA 8.00%, 8/18/18(a)		4,060	3,984,577

			111,749,070

Financial Institutions – 0.1%
Banking – 0.1%
Bank CenterCredit 8.625%, 1/30/14(a)		2,734	2,788,680
Halyk Savings Bank of Kazakhstan JSC 7.25%, 1/28/21(a)		837	846,524

			3,635,204

Other Finance – 0.0%
AES El Salvador Trust 6.75%, 2/01/16(a)		1,200	1,203,000

			4,838,204

Utility – 0.1%
Electric – 0.0%
DTEK Finance BV 9.50%, 4/28/15(a)		1,714	1,651,868

Natural Gas – 0.1%
Empresa de Energia de Bogota SA 6.125%, 11/10/21(a)		1,904	2,008,917

			3,660,785

Total Emerging Markets - Corporate Bonds (cost $119,452,732)			120,248,059

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.3%
Non-Agency Floating Rate – 1.7%
Bear Stearns Adjustable Rate Mortgage Trust Series 2007-2, Class 1A1 2.482%, 12/25/46(c)		3,334	2,025,560
Citigroup Mortgage Loan Trust Series 2006-AR3, Class 1A2A 5.647%, 6/25/36		8,650	7,539,232
Countrywide Alternative Loan Trust Series 2005-27, Class 2A3 1.729%, 8/25/35(c)		7,000	4,235,772

ALLIANCEBERNSTEIN HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005-76, Class 2A1 1.158%, 2/25/36(c)	U.S.$	1,179	$745,280
Series 2007-7T2, Class A3 0.839%, 4/25/37(c)		5,770	3,058,201
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-13, Class A7 0.839%, 8/25/37(c)		2,630	1,994,959
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.459%, 6/25/37(c)		4,020	2,511,022
Harborview Mortgage Loan Trust Series 2007-4, Class 2A1 0.46%, 7/19/47(c)		10,554	6,973,278
Indymac Index Mortgage Loan Trust Series 2006-AR37, Class 2A1 5.271%, 2/25/37		2,634	1,769,932
Lehman XS Trust Series 2007-15N, Class 4A1 1.139%, 8/25/47(c)		1,417	789,551
Series 2007-4N, Class 3A2A 0.908%, 3/25/47(c)		6,548	4,007,337
Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 5.414%, 9/25/35		6,273	5,814,516
Series 2006-9, Class 4A1 5.832%, 10/25/36		3,890	2,757,399
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.659%, 8/25/47(c)		6,565	3,702,016
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A 1.089%, 9/25/46(c)		5,140	2,501,344
Series 2006-AR3, Class A1A 1.158%, 2/25/46(c)		1,844	1,352,752
Series 2006-AR5, Class A1A 1.148%, 6/25/46(c)		2,317	1,550,389
Series 2007-HY3, Class 4A1 2.692%, 3/25/37		7,951	6,266,362
Series 2007-OA3, Class 2A1A 0.919%, 4/25/47(c)		2,523	1,693,898
Series 2007-OA5, Class 1A 0.909%, 6/25/47(c)		15,074	10,018,059

			71,306,859

52	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 0.6%
Chaseflex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37	U.S.$	1,556	$939,420
Citimortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		3,764	2,631,738
Countrywide Alternative Loan Trust Series 2006-42, Class 1A6 6.00%, 1/25/47		2,993	1,793,065
Series 2006-J1, Class 1A10 5.50%, 2/25/36		4,956	3,407,713
Series 2006-J5, Class 1A1 6.50%, 9/25/36		2,676	1,802,243
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		2,287	1,709,007
First Horizon Alternative Mortgage Pass Through Certificates Series 2006-FA1, Class 1A3 5.75%, 4/25/36		4,479	3,309,975
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-7, Class A3 6.081%, 9/25/36		3,295	1,874,585
Series 2006-7, Class A4 6.171%, 9/25/36		3,160	1,781,974
Series 2006-9, Class A4 5.986%, 10/25/36		3,502	2,034,317
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		3,903	2,696,786

			23,980,823

Total Collateralized Mortgage Obligations (cost $100,505,646)			95,287,682

BANK LOANS – 2.2%
Industrial – 1.9%
Basic – 0.1%
Ineos US Finance LLC 8.00% 12/16/14(c)		9	9,349
NewPage Corporation 8.00%, 3/08/13(c)		5,700	5,745,144

			5,754,493

Capital Goods – 0.2%
Anchor Glass Container Corporation 6.00%, 3/02/16(c)		552	551,845

ALLIANCEBERNSTEIN HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harbor Freight Tools USA, Inc./Central Purchasing, LLC 7.25%, 12/22/17(c)	U.S.$	6,105	$6,116,914

			6,668,759

Communications - Media – 0.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.49%, 7/03/14(c)		899	821,813
Clear Channel Communications, Inc. 3.89%, 1/29/16(c)		161	129,535
Intelsat Jackson Holdings S.A. (fka Intelsat Jackson Holdings, Ltd.) 5.25%, 4/02/18(c)		2,475	2,486,608
Univision Communications, Inc. 4.49%, 3/31/17(c)		2,323	2,169,149
WideOpenWest Finance , LLC 2.74%-4.75%, 6/30/14(c)		970	960,822

			6,567,927

Consumer Cyclical - Automotive – 0.3%
Allison Transmission, Inc. 2.74%, 8/07/14(c)		927	923,670
Federal-Mogul Corporation 2.18%, 12/29/14-12/28/15(c)		1,954	1,891,238
Schaeffler AG 6.00%, 1/27/17(c)		3,600	3,611,556
TI Group Automotive Systems, L.L.C. 6.75%, 3/14/18(c)		6,750	6,737,378

			13,163,842

Consumer Cyclical - Entertainment – 0.1%
ClubCorp Club Operations Inc. 6.00%, 11/30/16(c)		2,469	2,481,094
Las Vegas Sands, LLC 2.85%, 11/23/16(c)		319	314,331

			2,795,425

Consumer Cyclical - Other – 0.1%
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.) 3.24%, 1/28/15(c)		601	570,040
Harrah’s Las Vegas Propco, LLC 3.23%, 2/13/13(c)		3,725	2,970,092
Sabre Inc. 5.99%, 9/30/17(c)		489	462,278

			4,002,410

54	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
Burlington Coat Factory Warehouse Corporation 6.25%, 2/23/17(c)	U.S.$	713	$712,688
Rite Aid Corporation 1.99%-2.00%, 6/04/14(c)		962	947,421

			1,660,109

Consumer Non-Cyclical – 0.2%
ConvaTec Inc. 5.75%, 12/22/16(c)		1,210	1,214,033
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 3.74%, 7/11/14(c)		1,972	1,816,396
Immucor, Inc. 7.25%, 8/19/18(c)		4,975	5,021,666
U.S. Foodservice, Inc. 2.74%, 7/03/14(c)		987	970,306

			9,022,401

Energy – 0.0%
CITGO Petroleum Corporation 9.00%, 6/24/17(c)		1,867	1,894,751

Other Industrial – 0.2%
Gavilon Group LLC, The 6.00%, 12/06/16(c)		347	346,008
Kinetic Concepts, Inc. 7.00%, 5/04/18(c)		2,843	2,899,733
Metaldyne, LLC 5.25%, 5/18/17(c)		2,960	2,958,570

			6,204,311

Services – 0.1%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(c)		988	984,784
Collins & Aikman Floorcoverings, Inc. (Tandus) 2.74%, 5/08/14(c)		1,541	1,482,970
Global Cash Access, Inc. 7.00%, 3/01/16(c)		473	476,883
ServiceMaster Co., (The) 2.74%, 7/24/14(c)		18	17,330
2.74%-2.99%, 7/24/14(c)		176	174,028

			3,135,995

Technology – 0.4%
Avaya Inc. 3.24%, 10/24/14(c)		194	190,274
4.99%, 10/26/17(c)		389	376,798

ALLIANCEBERNSTEIN HIGH INCOME FUND •	55

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Blackboard Inc. 11.50%, 4/04/19(c)	U.S.$	8,250	$7,703,438
Eastman Kodak Company 8.50%, 7/20/13(c)		1,363	1,385,702
First Data Corporation 2.99%, 9/24/14(c)		651	622,192
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(c)		4,975	4,328,250
SunGard Data Systems, Inc. (Solar Capital Corp.) 3.86%-4.15%, 2/28/16(c)		250	250,767
Syniverse Holdings, Inc. 4/23/19(m)		1,000	1,000,630

			15,858,051

			76,728,474

Financial Institutions – 0.3%
Finance – 0.3%
iStar Financial, Inc. 5.25%, 3/19/16(c)		6,448	6,407,734
7.00%, 6/30/14(c)		4,800	4,800,000

			11,207,734

Insurance – 0.0%
Asurion, LLC (fka Asurion Corporation) 5.50%, 5/24/18(c)		943	943,474

			12,151,208

Utility – 0.0%
Electric – 0.0%
Texas Competitive Electric Holdings Company, LLC (TXU) 3.74%, 10/10/14(c)		1,632	934,224

Other Utility – 0.0%
Willbros United States Holdings, Inc. 9.50%, 6/30/14(c)		972	967,612

			1,901,836

Total Bank Loans (cost $90,385,580)			90,781,518

EMERGING MARKETS - TREASURIES – 2.0%
Colombia – 0.0%
Republic of Colombia 9.85%, 6/28/27	COP	1,391,000	1,167,375

56	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dominican Republic – 0.3%
Dominican Republic International Bond 16.00%, 7/10/20(a)	DOP	445,200	$11,551,468

Egypt – 0.1%
Arab Republic of Egypt 8.75%, 7/18/12(a)	EGP	21,900	3,352,681

Hungary – 0.3%
Hungary Government Bond Series 14/C 5.50%, 2/12/14	HUF	1,175,500	5,241,350
Series 15/A 8.00%, 2/12/15		509,090	2,360,210
Series 16/C 5.50%, 2/12/16		1,131,580	4,820,772

			12,422,332

Indonesia – 0.2%
Indonesia Recap Linked Note 9.50%, 5/17/41	IDR	68,280,000	9,720,641

Philippines – 0.2%
Republic of Philippines 6.25%, 1/14/36	PHP	280,000	7,013,264

Russia – 0.2%
Russia - Recap Linked Note 7.50%, 3/15/18	RUB	232,655	7,890,099

Turkey – 0.7%
Turkey Government Bond Zero Coupon, 5/15/13	TRY	36,000	18,639,324
11.00%, 8/06/14		17,375	10,269,181

			28,908,505

Total Emerging Markets - Treasuries (cost $80,902,934)			82,026,365

QUASI-SOVEREIGNS – 2.0%
Quasi-Sovereign Bonds – 2.0%
Indonesia – 0.2%
Majapahit Holding BV 7.875%, 6/29/37(a)	U.S.$	5,600	6,944,000

Kazakhstan – 0.6%
Intergas Finance BV 6.375%, 5/14/17(a)		8,000	8,680,000
KazMunayGas National Co. 7.00%, 5/05/20(a)		3,746	4,293,852
9.125%, 7/02/18(a)		3,812	4,748,675
11.75%, 1/23/15(a)(b)		5,900	7,153,750

			24,876,277

ALLIANCEBERNSTEIN HIGH INCOME FUND •	57

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Philippines – 0.0%
Power Sector Assets & Liabilities Management Corp. 7.25%, 5/27/19(a)	U.S.$	950	$1,168,500

Russia – 0.9%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(a)		17,519	18,635,836
7.125%, 1/14/14(a)		4,785	5,096,025
7.75%, 5/29/18(a)		11,479	12,985,619

			36,717,480

Trinidad & Tobago – 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(a)		3,650	4,513,225

Ukraine – 0.2%
National JSC Naftogaz of Ukraine 9.50%, 9/30/14		5,978	5,880,858
Ukreximbank Via Biz Finance PLC 8.375%, 4/27/15(a)		1,620	1,506,600

			7,387,458

Total Quasi-Sovereigns (cost $68,106,393)			81,606,940

GOVERNMENTS - SOVEREIGN BONDS – 1.5%
Brazil – 0.1%
Republic of Brazil 8.25%, 1/20/34		2,022	3,118,935

Colombia – 0.3%
Republic of Colombia 7.375%, 3/18/19-9/18/37		10,130	14,445,675

Croatia – 0.2%
Republic of Croatia 6.625%, 7/14/20(a)		5,350	5,347,860
6.75%, 11/05/19(a)		3,280	3,321,000

			8,668,860

Indonesia – 0.1%
Republic of Indonesia 8.50%, 10/12/35(a)		1,645	2,393,475

Lithuania – 0.3%
Lithuania Government International Bond 6.625%, 2/01/22(a)		5,104	5,729,240

58	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Republic of Lithuania 6.75%, 1/15/15(a)	U.S.$	3,815	$4,139,275
7.375%, 2/11/20(a)		2,202	2,580,744

			12,449,259

Panama – 0.2%
Republic of Panama 6.70%, 1/26/36		1,317	1,764,780
8.875%, 9/30/27		2,709	4,239,585
9.375%, 4/01/29		2,946	4,816,710

			10,821,075

Peru – 0.1%
Republic of Peru 8.75%, 11/21/33		2,738	4,367,110

Serbia & Montenegro – 0.2%
Republic of Serbia 7.25%, 9/28/21(a)		6,418	6,722,855

Total Governments - Sovereign Bonds (cost $51,683,959)			62,987,244

		Shares
PREFERRED STOCKS – 1.1%
Financial Institutions – 1.0%
Banking – 0.6%
Banner Corp. 5.00%		1,600	1,448,650
Capital One Capital II 7.50%		130,000	3,302,000
Citigroup Capital XIII 7.875%(i)		144,000	3,834,720
Santander Finance Preferred SA Unipersonal 6.80%		67,000	1,526,260
US Bancorp 6.50%		270,000	7,306,200
Zions Bancorporation 9.50%		196,500	5,152,230

			22,570,060

Finance – 0.2%
Brandywine Realty Trust 6.90%		97,325	2,437,018
Citigroup Capital XII 8.50%		237,000	6,100,380

			8,537,398

Insurance – 0.1%
Hartford Financial Services Group, Inc. 7.875%		170,000	4,588,300

ALLIANCEBERNSTEIN HIGH INCOME FUND •	59

Portfolio of Investments

		Shares	U.S. $ Value

XLIT Ltd. 3.586%(c)		1,750	$1,227,735

			5,816,035

REITS – 0.1%
Health Care REIT, Inc. 6.50%		116,925	3,021,786
Sovereign Real Estate Investment Trust 12.00%(a)		501	558,044

			3,579,830

			40,503,323

Industrial – 0.1%
Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(a)		6,280	7,146,169

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		11,250	14,063
Federal National Mortgage Association 8.25%(g)		51,350	63,160

			77,223

Total Preferred Stocks (cost $47,031,569)			47,726,715

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.6%
Home Equity Loans - Fixed Rate – 0.4%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35	U.S.$	2,108	1,171,910
Series 2006-1, Class AF6 5.526%, 7/25/36		2,551	2,049,058
Series 2006-15, Class A6 5.826%, 10/25/46		2,212	1,566,076
CSAB Mortgage Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,831	1,260,382
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		2,300	1,754,280

60	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-10, Class AF3 5.985%, 6/25/36	U.S.$	2,343	$1,265,153
JP Morgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF3 5.439%, 1/25/37		1,750	994,958
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36		3,400	2,790,688
Series 2007-6, Class 3A5 5.72%, 5/25/37		1,205	864,869
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		2,244	1,184,630
Series 2007-8XS, Class A2 6.00%, 4/25/37		2,089	1,388,761

			16,290,765

Home Equity Loans - Floating Rate – 0.2%
Countrywide Asset-Backed Certificates Series 2007-S2, Class A1 0.379%, 5/25/37(c)		110	108,317
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, 2/25/37(c)		4,700	2,618,753
Series 2007-CB3, Class A3 5.225%, 3/25/37(c)		2,124	724,663
GSAA Trust Series 2006-6, Class AF4 5.543%, 3/25/36(c)		1,806	962,719
Series 2006-6, Class AF5 5.543%, 3/25/36(c)		1,355	727,022
HSBC Asset Loan Obligation Series 2007-WF1, Class A3 5.487%, 12/25/36(c)		3,564	1,675,145

			6,816,619

Total Asset-Backed Securities (cost $25,121,712)			23,107,384

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.2%
United States – 0.2%
California GO 7.60%, 11/01/40		1,200	1,589,196
7.625%, 3/01/40		1,250	1,644,625
7.95%, 3/01/36		2,235	2,629,924
Illinois GO 7.35%, 7/01/35		4,120	4,705,617

Total Local Governments - Municipal Bonds (cost $8,868,728)			10,569,362

ALLIANCEBERNSTEIN HIGH INCOME FUND •	61

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.2%
Eurasian Development Bank 7.375%, 9/29/14(a)	U.S.$	1,760	$1,927,200
European Investment Bank Zero Coupon, 4/24/13(a)	IDR	82,770,270	8,508,033

Total Supranationals (cost $10,536,761)			10,435,233

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.2%
Argentina – 0.1%
Provincia de Cordoba 12.375%, 8/17/17(a)	U.S.$	4,226	3,324,467

Colombia – 0.1%
Bogota Distrito Capital 9.75%, 7/26/28(a)	COP	6,665,000	5,145,788

Total Local Governments - Regional Bonds (cost $7,046,199)			8,470,255

GOVERNMENTS - SOVEREIGN AGENCIES – 0.2%
Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15	U.S.$	356	320,451
2.375%, 5/25/16		4,218	3,763,000

			4,083,451

Spain – 0.1%
Instituto de Credito Oficial 4.53%, 3/17/16	CAD	2,700	2,441,630

Total Governments - Sovereign Agencies (cost $6,393,251)			6,525,081

		Contracts
OPTIONS PURCHASED - PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: May 2012, Exercise Price: $ 140.00(g)(n)		7,332	1,360,086
SPDR S&P 500 ETF Trust Expiration: May 2012, Exercise Price: $ 142.00(g)(n)		5,964	1,723,596

62	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Contracts	U.S. $ Value

SPDR S&P 500 ETF Trust Expiration: Jun 2012, Exercise Price: $ 136.00(g)(n)		4,076	$796,858
SPDR S&P 500 ETF Trust Expiration: Jun 2012, Exercise Price: $ 127.00(g)(n)		3,572	219,678

			4,100,218

Options on Forward Contracts – 0.0%
CNY/USD Expiration: Aug 2012, Exercise Price: CNY 7.00(g)		1,553,000,000	246

Total Options Purchased - Puts (cost $8,204,910)			4,100,464

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 0.1%
Uruguay – 0.1%
Republica Orient Uruguay 3.70%, 6/26/37 (cost $2,519,453)	UYU	58,623	3,036,950

		Shares
COMMON STOCKS – 0.0%
American Media Operations, Inc.(f)(h)		15,926	79,630
American Media, Inc.(h)(l)		10,382	– 0	–
AOT Bedding Super Holdings, LLC(f)(h)		43	– 0	–
Fairpoint Communications, Inc.(g)		3,825	17,710
Gallery Capital SA(h)(o)		202	272,700
Greektown Superholdings, Inc.(f)(g)(h)		541	35,165
Keystone Automotive Operations, Inc.(f)(g)(h)		41,929	503,149
Magnachip Semiconductor(f)(g)(h)		300	3,534
Merisant Co.(f)(g)(h)		999	– 0	–
Neenah Enterprises, Inc.(f)(g)(h)		49,578	322,257
U.S. Shipping Corp.(f)(h)		27,473	– 0	–

Total Common Stocks (cost $2,564,201)			1,234,145

WARRANTS – 0.0%
Alion Science And Technology Corp., expiring 11/01/14(g)(h)(l)		1,050	– 0	–
Fairpoint Communications, Inc., expiring 1/24/18(f)(g)(h)		6,521	– 0	–

ALLIANCEBERNSTEIN HIGH INCOME FUND •	63

Portfolio of Investments

		Shares	U.S. $ Value

Ipayment Holdings, Inc., expiring 11/15/18(g)		2,952	$	– 0	–
Magnachip Semiconductor, expiring 12/31/49(f)(g)(h)		12,000		– 0	–
Talon Equity Co. NV, expiring 11/24/15(f)(g)		877		– 0	–

Total Warrants (cost $6)				– 0	–

SHORT-TERM INVESTMENTS – 17.7%
Investment Companies – 17.5%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.12%(p) (cost $726,946,475)		726,946,475		726,946,475

		Principal Amount (000)
Governments - Sovereign Bonds – 0.2%
JP Morgan Chase Bank NA Zero Coupon, 3/01/13 (cost $7,642,835)	BRL	13,075		7,061,042

Total Short-Term Investments (cost $734,589,310)				734,007,517

Total Investments – 104.6% (cost $4,220,118,844)				4,348,254,663
Other assets less liabilities – (4.6)%				(191,264,605)

Net Assets – 100.0%				$4,156,990,058

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)
Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Capital Inc.:
Indian Rupee settling 6/15/12	1,933,160	$36,317,120	$36,350,810	$33,690
Indian Rupee settling 6/15/12	235,725	4,444,282	4,432,527	(11,755)
Citibank:
Euro settling 5/10/12	1,074	1,412,130	1,421,289	9,159
Turkish Lira settling 5/14/12	51,542	28,181,139	29,266,975	1,085,836
Credit Suisse First Boston:
South African Rand settling 5/14/12	144,096	18,502,960	18,503,205	245

64	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
Deutsche Bank:
Euro settling 5/10/12	1,500	$1,960,425	$1,985,595	$25,170
Goldman Sachs:
Brazilian Real settling 5/03/12(1)	56,448	29,838,336	29,608,160	(230,176)
JPMorgan Chase Bank NA:
Norwegian Krone settling 5/23/12	195,379	34,286,658	34,110,711	(175,947)
Morgan Stanley:
Russian Rubles settling 5/04/12(1)	172,050	5,797,111	5,853,162	56,051
Royal Bank of Scotland:
Mexican Peso settling 6/14/12	1,040,725	78,974,454	79,562,095	587,641
Standard Chartered Bank::
Brazilian Real settling 5/03/12(1)	56,448	29,890,476	29,608,160	(282,316)

Sale Contracts
Barclays Capital Inc.:
Japanese Yen settling 5/11/12	2,698,518	32,385,453	33,801,439	(1,415,986)
Brown Brothers Harriman & Co.:
Euro settling 5/10/12	1,530	2,009,579	2,025,308	(15,729)
Credit Suisse First Boston:
Colombian Peso settling 6/08/12(1)	14,654,708	8,237,610	8,272,034	(34,424)
Euro settling 5/10/12	7,721	10,296,527	10,220,944	75,583
Deutsche Bank:
Euro settling 5/10/12	1,110	1,465,697	1,469,598	(3,901)
Goldman Sachs:
Brazilian Real settling 5/03/12(1)	56,448	30,927,112	29,608,160	1,318,952
Royal Bank of Scotland:
Australian Dollar settling 5/31/12	4,643	4,807,913	4,821,467	(13,554)
Brazilian Real settling 6/04/12(1)	21,378	11,293,068	11,135,071	157,997
Canadian Dollar settling 5/15/12	8,719	8,741,161	8,823,988	(82,827)
Euro settling 5/10/12	2,310	3,081,391	3,057,165	24,226
Euro settling 5/10/12	3,069	4,031,969	4,061,980	(30,011)
Standard Chartered Bank:
Brazilian Real settling 5/03/12(1)	56,448	29,838,336	29,608,160	230,176
Brazilian Real settling 6/04/12(1)	56,448	29,708,779	29,402,230	306,549
Great British Pound settling 5/10/12	14,348	22,894,993	23,283,785	(388,792)
Indonesian Rupiah settling 6/15/12	234,647,570	25,394,759	25,474,159	(79,400)
UBS Securities LLC:
Euro settling 5/10/12	3,031	4,012,170	4,012,204	(34)
Hungarian Forint settling 5/14/12	2,390,120	10,641,438	11,011,645	(370,207)
Westpac Banking Corp.:
Euro settling 5/10/12	175,764	234,452,924	232,663,670	1,789,254

				$2,565,470

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	65

Portfolio of Investments

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put- CDX NAHY-17 5 Year Index	Bank of America, NA	Sell	0.93%	6/20/12	$67,500	$2,057,265	$(317,511)
Put- CDX NAHY-18 5 Year Index	Bank of America, NA	Sell	0.97	5/16/12	118,300	2,448,810	(1,300,606)
Put- CDX NAHY-18 5 Year Index	Bank of America, NA	Sell	0.97	5/16/12	98,900	1,651,630	(1,087,319)
Put- CDX NAHY-17 5 Year Index	Morgan Stanley Capital Services Inc.	Sell	0.96	6/20/12	78,450	1,377,347	(807,003)

							$(3,512,439)

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	$193,000	2/17/17	1.07%	3 Month LIBOR	$(218,994)
Morgan Stanley Capital Services Inc.	142,000	2/17/19	3 Month LIBOR	1.54%	423,572
Morgan Stanley Capital Services Inc.	199,000	2/17/22	2.01%	3 Month LIBOR	(488,139)
Morgan Stanley Capital Services Inc.	107,240	4/16/22	2.16%	3 Month LIBOR	(1,324,050)

					$(1,607,611)

66	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE, SOVEREIGN ISSUES AND INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2012	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
Fiat SpA, 6.625% 2/15/13, 3/20/17*	(5.00)%	8.38%	EUR	3,240	$507,671	$(354,276)	$153,395
Barclays Bank PLC:
iTraxx Europe Crossover 5 Year Index, 12/20/16*	(5.00)	6.14		7,530	355,457	(288,092)	67,365
Liz Claiborne Inc., 5% 7/8/13, 12/20/13*	(5.00)	1.19		$1,090	(72,767)	(14,086)	(86,853)
The McClatchy Co., 5.75% 9/1/17, 12/20/13*	(5.00)	5.68		1,090	10,771	(26,412)	(15,641)
Citibank, NA:
iTraxx Europe Crossover 5 Year Index, 12/20/16*	(5.00)	6.14	EUR	50,000	2,360,268	(1,912,960)	447,308
iTraxx Europe Crossover 5 Year Index, 12/20/16*	(5.00)	6.14		20,100	948,827	(1,237,591)	(288,764)
iTraxx Europe Crossover 5 Year Index, 12/20/16*	(5.00)	6.14		26,700	1,260,383	(1,632,112)	(371,729)
Venezuela Government International Bond, 9.25% 9/15/27, 3/20/16*	(5.00)	6.56		$24,500	1,136,593	(4,227,361)	(3,090,768)
Goldman Sachs Bank USA:
CDX NAHY-11 5 Year Index, 12/20/13*	—	—		5,468	4,577,451	(1,961,466)	2,615,985
JPMorgan Chase Bank, NA:
MBIA, Inc., 6.625% 10/1/28, 12/20/13*	(5.00)	9.30		2,180	125,711	(148,228)	(22,517)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	67

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2012	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.:
iTraxx Europe Crossover 5 Year Index, 12/20/16*	(5.00)%	6.14%	EUR	13,700	$646,713	$(837,451)	$(190,738)
UBS AG:
Bausch & Lomb, Inc., 9.875% 11/1/15, 3/20/17*	(5.00)	2.63		$7,150	(804,256)	578,553	(225,703)

Sale Contracts
Bank of America, NA:
Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	7.24		4,500	(309,872)	243,626	(66,246)
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.53		30,555	(432,862)	3,229,936	2,797,074
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.53		33,950	(480,958)	2,177,345	1,696,387
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.53		32,495	(460,346)	1,035,778	575,432
HCA, Inc., 6.375% 1/15/15, 6/20/17*	5.00	4.72		6,000	111,008	(57,772)	53,236
Sanmina-SCI Corp., 8.125% 3/1/16, 6/20/17*	5.00	5.75		5,990	(154,684)	351,912	197,228
Barclays Bank PLC:
AK Steel Corp., 7.625% 5/15/20, 6/20/17*	5.00	8.58		5,150	(668,515)	669,500	985
Alcatel-Lucent USA Inc., 6.5% 1/15/28, 6/20/16*	5.00	9.46		5,000	(677,779)	(225,852)	(903,631)
Cablevision Systems Corp., 8% 4/15/12, 3/20/16*	5.00	4.71		3,000	43,456	(239,027)	(195,571)
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.53		32,010	(453,475)	2,661,799	2,208,324
CDX NAIG-15 5 Year Index, 12/20/15*	1.00	4.06		3,000	(294,080)	278,679	(15,401)

68	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2012	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Community Health Systems, 8.875% 7/15/15, 6/20/16*	5.00%	5.44%	$4,650	$(46,354)	$122,032	$75,678
Freescale Semiconductor, Inc., 8.05% 2/1/20, 6/20/17*	5.00	8.14	3,990	(461,670)	349,125	(112,545)
Freescale Semiconductor Inc., 8.875% 12/15/14, 6/20/16*	5.00	7.63	5,000	(416,164)	113,366	(302,798)
Health Management Associates, Inc., 6.125% 4/15/16, 6/20/17*	5.00	5.25	5,950	(28,642)	36,903	8,261
Levi Strauss & Co., 8.875% 4/1/16, 3/20/16*	5.00	4.53	1,500	31,396	(42,378)	(10,982)
NXP BV/NXP Funding LLC, 8.625% 10/15/15, 3/20/16*	5.00	4.94	3,010	18,835	(142,570)	(123,735)
Virgin Media Finance PLC, 9.5% 8/15/16, 6/20/17*	5.00	4.37	4,500	154,972	(134,389)	20,583
Citibank, NA:
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.53	126,100	(1,786,417)	13,344,672	11,558,255
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.53	27,257	(386,141)	885,853	499,712
Ford Motor Co., 6.5% 8/1/18, 6/20/16*	5.00	2.28	6,200	696,113	(478,990)	217,123
Ford Motor Co., 6.5% 8/1/18, 6/20/17*	5.00	2.59	6,000	716,204	(534,547)	181,657
Goodyear Tire & Rubber Co., 7% 3/15/28, 3/20/16*	5.00	6.17	2,000	(68,739)	(39,555)	(108,294)
Credit Suisse International:
CDX NAHY-15 5 Year Index, 12/20/15*	5.00	6.60	13,925	(1,198,068)	1,144,411	(53,657)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	69

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2012	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
CDX NAHY-15 5 Year Index, 12/20/15*	5.00%	6.60%		$15,675	$(1,346,456)	$1,279,138	$(67,318)
MGM Resorts International, 5.875% 2/27/14, 3/20/16*	5.00	5.50		3,000	(37,673)	78,336	40,663
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00	2.52		4,600	156,140	(62,466)	93,674
Wind Acquisition Finance S.A., 11% 12/1/15, 6/20/16*	5.00	10.31		7,500	(1,198,939)	(286,292)	(1,485,231)
Goldman Sachs Bank USA:
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.53		31,816	(450,727)	3,402,405	2,951,678
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.53		33,950	(480,958)	2,549,813	2,068,855
CDX NAHY-15 3 Year Index, 12/20/13*	5.00	23.97		28,570	(7,475,516)	3,338,074	(4,137,442)
CDX NAIG-15 5 Year Index, 12/20/15*	1.00	4.06		5,600	(548,795)	611,209	62,414
ConvaTec Healthcare E S.A., 10.875% 12/15/18, 6/20/17*	5.00	11.09	EUR	3,870	(1,021,863)	817,189	(204,674)
KB Home, 6.25% 6/15/15, 6/20/17*	5.00	7.11		$6,000	(471,820)	660,000	188,180
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00	4.59		6,000	109,473	204,388	313,861
Tenet Healthcare Corporation, 6.875% 11/15/31, 9/20/16*	5.00	5.67		6,470	(133,079)	162,493	29,414
JPMorgan Chase Bank, NA:
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.53		33,950	(480,958)	1,705,356	1,224,398
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.53		22,213	(314,684)	678,038	363,354

70	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2012	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
CDX NAHY-17 5 Year Index, 12/20/16*	5.00%	5.53%	$25,681	$(363,810)	$690,170	$326,360
Sabre Holdings Corp., 6.35% 3/15/16, 6/20/16*	5.00	7.56	1,985	(167,071)	178,650	11,579
Morgan Stanley Capital Services Inc.:
AK Steel Corp., 7.625% 5/15/20, 3/20/16*	5.00	7.74	3,000	(260,945)	(39,191)	(300,136)
Boyd Gaming Corp., 6.75% 4/15/14, 6/20/13*	5.00	3.47	3,100	71,168	(37,887)	33,281
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.53	32,398	(458,972)	3,428,554	2,969,582
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.53	48,718	(690,175)	1,339,752	649,577
CDX NAHY-18 5 Year Index, 6/20/17*	5.00	5.79	40,000	(1,041,667)	1,600,000	558,333
UBS AG:
Goodyear Tire & Rubber Co., 7.00% 3/15/28, 6/20/17*	5.00	7.04	2,000	(152,383)	175,000	22,617
Levi Strauss & Co., 8.875% 4/1/16, 6/20/17*	5.00	5.38	6,690	(70,477)	418,125	347,648

						$23,249,082

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2012
Barclays Capital Inc.†	2,156	USD	(3.50	)%*	—	$2,150,046
Barclays Capital Inc.†	272	USD	(2.00	)%*	—	271,281
Barclays Capital Inc.†	1,669	USD	(2.00	)%*	—	1,665,262
Barclays Capital Inc.†	2,582	USD	(2.00	)%*	—	2,577,715
Barclays Capital Inc.†	1,005	EUR	(1.88	)%*	—	1,329,902
Barclays Capital Inc.†	2,513	EUR	(1.88	)%*	—	3,324,757
Barclays Capital Inc.†	1,964	USD	(1.75	)%*	—	1,959,396
Barclays Capital Inc.†	2,348	USD	(1.75	)%*	—	2,343,817
Barclays Capital Inc.†	5,363	USD	(1.75	)%*	—	5,351,291
Barclays Capital Inc.†	3,783	USD	(1.63	)%*	—	3,779,414
Barclays Capital Inc.†	1,024	USD	(1.50	)%*	—	1,021,745

ALLIANCEBERNSTEIN HIGH INCOME FUND •	71

Portfolio of Investments

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2012
Barclays Capital Inc.†	967	USD	(1.25	)%*	—	$965,484
Barclays Capital Inc.†	1,708	USD	(1.25	)%*	—	1,705,793
Barclays Capital Inc.†	3,515	USD	(1.00	)%*	—	3,512,044
Barclays Capital Inc.†	2,484	USD	(0.88	)%*	—	2,483,638
Barclays Capital Inc.†	1,391	USD	(0.75	)%*	—	1,390,884
Barclays Capital Inc.†	1,910	USD	(0.75	)%*	—	1,908,607
Barclays Capital Inc.†	2,814	USD	(0.75	)%*	—	2,811,655
Barclays Capital Inc.†	215	USD	(0.50	)%*	—	214,467
Barclays Capital Inc.†	1,231	EUR	(0.50	)%*	—	1,628,162
Barclays Capital Inc.†	4,717	USD	(0.50	)%*	—	4,716,083
Barclays Capital Inc.†	1,430	USD	(0.30	)%*	—	1,429,607
Barclays Capital Inc.†	959	EUR	(0.25	)%*	—	1,268,982
Barclays Capital Inc.†	2,672	USD	(0.25	)%*	—	2,671,606
Barclays Capital Inc.†	4,153	USD	(0.25	)%*	—	4,151,664
Barclays Capital Inc.†	1,652	USD	(0.10	)%*	—	1,651,627
Barclays Capital Inc.†	4,071	USD	0.00%		—	4,070,625
Barclays Capital Inc.†	4,784	USD	0.00%		—	4,783,931
Barclays Capital Inc.†	1,436	USD	0.25%		—	1,435,829
Credit Suisse Securities†	1,485	USD	(1.50	)%*	—	1,484,569
Credit Suisse Securities†	3,985	USD	(0.75	)%*	—	3,984,065
Credit Suisse Securities†	11,536	USD	(0.50	)%*	—	11,534,163
Credit Suisse Securities†	936	USD	(0.25	)%*	—	936,252
Credit Suisse Securities†	1,174	USD	(0.25	)%*	—	1,174,080
Credit Suisse Securities†	24,495	USD	0.00%		—	24,495,360
ING Bank Amsterdam†	383	USD	(3.50	)%*	—	381,719
ING Bank Amsterdam†	1,081	USD	(3.50	)%*	—	1,080,449
ING Bank Amsterdam†	1,985	USD	(3.50	)%*	—	1,984,807
ING Bank Amsterdam†	2,635	USD	(3.50	)%*	—	2,634,144
ING Bank Amsterdam†	1,026	USD	(2.75	)%*	—	1,025,309
ING Bank Amsterdam†	3,992	USD	(2.75	)%*	—	3,980,978
ING Bank Amsterdam†	567	USD	(1.75	)%*	—	566,270
ING Bank Amsterdam†	389	USD	(1.50	)%*	—	387,707
ING Bank Amsterdam†	602	USD	(1.50	)%*	—	601,044
ING Bank Amsterdam†	805	USD	(1.50	)%*	—	804,094
ING Bank Amsterdam†	1,312	USD	(1.50	)%*	—	1,312,245
ING Bank Amsterdam†	939	USD	(1.38	)%*	—	939,231
ING Bank Amsterdam†	1,357	USD	(1.38	)%*	—	1,356,616
ING Bank Amsterdam†	1,127	USD	(1.25	)%*	—	1,125,474
ING Bank Amsterdam†	1,479	USD	(1.00	)%*	—	1,478,946
ING Bank Amsterdam†	1,298	USD	(0.88	)%*	—	1,297,449
ING Bank Amsterdam†	166	USD	(0.75	)%*	—	166,247
ING Bank Amsterdam†	366	USD	(0.75	)%*	—	365,720
ING Bank Amsterdam†	428	USD	(0.75	)%*	—	427,432
ING Bank Amsterdam†	883	USD	(0.75	)%*	—	882,394
ING Bank Amsterdam†	2,459	USD	(0.75	)%*	—	2,459,324
ING Bank Amsterdam†	2,843	USD	(0.75	)%*	—	2,842,204
ING Bank Amsterdam†	182	USD	(0.50	)%*	—	182,105
ING Bank Amsterdam†	232	USD	(0.50	)%*	—	232,299
ING Bank Amsterdam†	1,120	USD	(0.38	)%*	—	1,119,452
ING Bank Amsterdam†	1,736	USD	(0.38	)%*	—	1,735,367
ING Bank Amsterdam†	308	USD	(0.25	)%*	—	308,222

72	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Broker	Principal Amount (000)	Currency	Interest Rate	Maturity	U.S. $ Value at April 30, 2012
ING Bank Amsterdam†	858	USD	(0.25)%*	—	$857,631
ING Bank Amsterdam†	1,273	USD	(0.25)%*	—	1,272,491
ING Bank Amsterdam†	2,556	USD	(0.25)%*	—	2,556,037
ING Bank Amsterdam†	3,415	USD	(0.13)%*	—	3,414,982
ING Bank Amsterdam†	112	USD	0.00%	—	111,600
ING Bank Amsterdam†	150	USD	0.00%	—	149,813
ING Bank Amsterdam†	3,723	USD	0.00%	—	3,723,125
JPMorgan Chase Bank NA†	4,984	EUR	(0.50)%*	—	6,596,532
JPMorgan Chase Bank NA†	1,536	USD	(0.13)%*	—	1,535,454
JPMorgan Chase Bank NA†	3,143	USD	0.00%	—	3,143,050
Morgan Stanley & Co.	50,000	USD	0.19%	5/16/12	50,003,694
Nomura International	623	USD	0.00%	5/01/12	622,500
Nomura International	1,984	USD	0.00%	5/02/12	1,984,000

					$219,831,960

†	The reverse repurchase agreement matures on demand. The Interest rate shown is a variable rate and was in effect on April 30, 2012

*	Interest payment due from counterparty.

UNFUNDED LOAN COMMITMENTS (see Note D.4)

As of April 30, 2012, the Fund had the following unfunded loan commitment of $8,000,000, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Cost	Value
General Motors Holding, LLC Revolver LIBOR + 2.75%, 10/27/15	$8,000,000	$–0 –	$(834,960)

^	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the aggregate market value of these securities amounted to $1,284,598,065 or 30.9% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $217,369,904.

(c)	Floating Rate Security. Stated interest rate was in effect at April 30, 2012.

(d)	Security is in default and is non-income producing.

(e)	Pay-In-Kind Payments (PIK).

(f)	Illiquid security.

(g)	Non-income producing security.

(h)	Fair valued.

(i)	Variable rate coupon, rate shown as of April 30, 2012.

(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The market value of the collateral amounted to $25,073,282.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	73

Portfolio of Investments

(k)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2012.

(l)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of April 30, 2012, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Alion Science And Technology Corp., expiring 11/01/14	6/20/10	$6	$	– 0 –	0.00%
American Media, Inc.	3/04/09	230,000		– 0 –	0.00%
European Media Capital SA 10.00%, 2/01/15	8/18/10	536,667		456,167	0.01%

(m)	This position or a portion of this position represents an unsettled loan purchase. At April 30, 2012, the market value and unrealized gain of these unsettled loan purchases amounted to $1,000,630 and $10,630, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(n)	One contract relates to 100 shares.

(o)	Restricted and illiquid security.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

PHP – Philippine Peso

RUB – Russian Ruble

TRY – Turkish Lira

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

GO – General Obligation

MBIA – MBIA Insurance Corporation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

74	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,493,172,369)	$3,621,308,188
Affiliated issuers (cost $726,946,475)	726,946,475
Cash	3,378,363
Cash collateral held at broker	6,380,855 (a)
Foreign currencies, at value (cost $7,170,312)	7,179,021
Dividends and interest receivable	63,911,764
Receivable for capital stock sold	38,444,415
Unrealized appreciation of credit default swap contracts	35,629,456
Upfront premiums paid on credit default swap contracts	14,960,951
Receivable for investment securities sold	7,435,365
Unrealized appreciation of forward currency exchange contracts	5,700,529
Unrealized appreciation of interest rate swap contracts	423,572

Total assets	4,531,698,954

Liabilities
Payable for reverse repurchase agreements	219,831,960
Payable for investment securities purchased	59,422,075
Upfront premiums received on credit default swap contracts	50,540,180
Unrealized depreciation of credit default swap contracts	12,380,374
Payable for capital stock redeemed	8,359,419
Dividends payable	6,158,102
Cash collateral received from broker	5,013,110
Options written, at value (premium received $7,535,052)	3,512,439
Unrealized depreciation of forward currency exchange contracts	3,135,059
Unrealized depreciation of interest rate swap contracts	2,031,183
Advisory fee payable	1,523,776
Distribution fee payable	1,253,830
Unfunded loan commitments, at value	834,960
Transfer Agent fee payable	141,506
Administrative fee payable	23,341
Accrued expenses and other liabilities	547,582

Total liabilities	374,708,896

Net Assets	$4,156,990,058

Composition of Net Assets
Capital stock, at par	$458,300
Additional paid-in capital	4,065,881,642
Distributions in excess of net investment income	(9,074,009)
Accumulated net realized loss on investment and foreign currency transactions	(56,305,532)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	156,029,657

$4,156,990,058

(a)	Amount represents initial margin deposits and collateral for OTC derivatives outstanding at April 30, 2012.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	75

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$2,060,413,029	227,819,274	$9.04	*

B	$22,446,826	2,461,989	$9.12

C	$968,053,320	105,864,217	$9.14

Advisor	$1,002,425,893	110,703,256	$9.06

R	$34,927,172	3,862,785	$9.04

K	$6,269,034	693,027	$9.05

I	$62,454,784	6,895,238	$9.06

*	The maximum offering price per share for Class A shares was $9.44 which reflects a sales charge of 4.25%.

See notes to financial statements.

76	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2012 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $37,896)	$125,854,203
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,222)	1,446,278
Affiliated issuers	296,072
Other fee income	125,487	$127,722,040

Expenses
Advisory fee (see Note B)	8,564,885
Distribution fee—Class A	2,733,338
Distribution fee—Class B	121,400
Distribution fee—Class C	4,180,129
Distribution fee—Class R	68,386
Distribution fee—Class K	6,046
Transfer agency—Class A	824,936
Transfer agency—Class B	16,176
Transfer agency—Class C	406,344
Transfer agency—Advisor Class	342,161
Transfer agency—Class R	33,270
Transfer agency—Class K	4,692
Transfer agency—Class I	10,895
Registration fees	250,374
Custodian	138,059
Printing	132,837
Audit	45,911
Administrative	36,186
Directors’ fees	26,957
Legal	22,597
Miscellaneous	40,449

Total expenses before interest expense	18,006,028
Interest expense	42,870

Total expenses	18,048,898
Less: expenses waived and reimbursed by the Adviser (see Note B)	(11,115)

Net expenses		18,037,783

Net investment income		109,684,257

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(32,918,065)
Swap contracts		11,722,116
Options written		16,250,763
Foreign currency transactions		494,973
Net change in unrealized appreciation/depreciation of:
Investments		110,055,425
Swap contracts		20,028,634
Options written		2,536,853
Unfunded loan commitments		705,040
Foreign currency denominated assets and liabilities		9,278,058

Net gain on investment and foreign currency transactions		138,153,797

Net Increase in Net Assets from Operations		$247,838,054

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	77

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$109,684,257	$203,676,236
Net realized gain (loss) on investment and foreign currency transactions	(4,450,213)	31,166,018
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	142,604,010	(181,193,438)
Contributions from Adviser (see Note B)	– 0	–	21,263

Net increase in net assets from operations	247,838,054	53,670,079
Dividends to Shareholders from
Net investment income
Class A	(62,689,902)	(120,951,242)
Class B	(745,104)	(2,282,802)
Class C	(25,412,883)	(46,047,353)
Advisor Class	(27,485,475)	(45,329,154)
Class R	(900,219)	(1,256,402)
Class K	(165,653)	(150,566)
Class I	(1,673,271)	(1,777,751)
Capital Stock Transactions
Net increase	825,621,651	1,040,749,498

Total increase	954,387,198	876,624,307
Net Assets
Beginning of period	3,202,602,860	2,325,978,553

End of period (including distributions in excess of net investment income of $(9,074,009) and undistributed net investment income of $314,241, respectively)	$4,156,990,058	$3,202,602,860

See notes to financial statements.

78	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein High Income Fund, Inc. (the “Fund”), formerly known as AllianceBernstein Emerging Market Debt Fund, Inc., was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	79

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

80	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2012:

Investments in Securities	Level 1			Level 2		Level 3		Total
Corporates – Non-Investment Grades	$	– 0	–	$1,992,818,773		$14,112,931		$2,006,931,704
Corporates – Investment Grades		– 0	–	362,916,499		4,082,700		366,999,199
Governments – Treasuries		– 0	–	250,688,230		– 0	–	250,688,230
Emerging Markets – Sovereigns		– 0	–	132,117,421		40,119,579		172,237,000
Commercial Mortgage-Backed Securities		– 0	–	13,849,707		155,397,909		169,247,616
Emerging Markets – Corporate Bonds		– 0	–	116,368,458		3,879,601		120,248,059
Collateralized Mortgage Obligations		– 0	–	– 0	–	95,287,682		95,287,682
Bank Loans		– 0	–	– 0	–	90,781,518		90,781,518
Emerging Markets – Treasuries		– 0	–	72,305,724		9,720,641		82,026,365
Quasi-Sovereigns		– 0	–	81,606,940		– 0	–	81,606,940
Governments – Sovereign Bonds		– 0	–	62,987,244		– 0	–	62,987,244
Preferred Stocks		38,794,767		8,931,948		– 0	–	47,726,715
Asset-Backed Securities		– 0	–	– 0	–	23,107,384		23,107,384
Local Governments – Municipal Bonds		– 0	–	10,569,362		– 0	–	10,569,362
Supranationals		– 0	–	10,435,233		– 0	–	10,435,233

ALLIANCEBERNSTEIN HIGH INCOME FUND •	81

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Local Governments – Regional Bonds	$	– 0	–	$8,470,255		$	– 0	–	$8,470,255
Governments – Sovereign Agencies		– 0	–	6,525,081			– 0	–	6,525,081
Options Purchased – Puts		– 0	–	4,100,218			246		4,100,464
Inflation-Linked Securities		– 0	–	3,036,950			– 0	–	3,036,950
Common Stocks		17,710		– 0	–		1,216,435		1,234,145
Warrants		– 0	–	– 0	–		– 0	–	– 0	–
Short-Term Investments		726,946,475		7,061,042			– 0	–	734,007,517

Total Investments in Securities		765,758,952		3,144,789,085			437,706,626		4,348,254,663
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	32,939,478			2,689,978		35,629,456
Interest Rate Swaps		– 0	–	423,572			– 0	–	423,572
Forward Currency Exchange Contracts		– 0	–	5,700,529			– 0	–	5,700,529
Liabilities
Credit Default Swaps		– 0	–	(8,106,556)			(4,273,818)		(12,380,374)
Interest Rate Swaps		– 0	–	(2,031,183)			– 0	–	(2,031,183)
Forward Currency Exchange Contracts		– 0	–	(3,135,059)			– 0	–	(3,135,059)
Options Written		– 0	–	– 0	–		(3,512,439)		(3,512,439)
Unfunded Loan Commitments		– 0	–	– 0	–		(834,960)		(834,960)

Total		$765,758,952		$3,170,579,866			$431,775,387		$4,368,114,205

*	Other financial instruments are derivative instruments, such as futures, forwards, swap contracts and unfunded loan commitments which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

82	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Corporates - Non- Investment Grades		Corporates - Investment Grades		Emerging Markets - Sovereigns		Commercial Mortgage- Backed Securities
Balance as of 10/31/11	$6,230,841		$ – 0	–	$2,091,576		$93,080,657
Accrued discounts/(premiums)	302,159		102,217		26,084		1,252,270
Realized gain (loss)	(293,582)		– 0	–	(210,125)		1,247,332
Change in unrealized appreciation/depreciation	181,576		121,683		6,141,694		7,885,894
Purchases	4,849,587		1,100,000		9,705,203		56,765,379
Sales	(2,278,744)		– 0	–	(2,180,936)		(4,833,623)
Settlements	– 0	–	– 0	–	– 0	–	– 0	–
Transfers into level 3	9,180,094		2,758,800		24,546,083		– 0	–
Transfers out of level 3	(4,059,000)		– 0	–	– 0	–	– 0	–

Balance as of 4/30/12	$14,112,931		$4,082,700		$40,119,579		$155,397,909

Net change in unrealized appreciation/depreciation from investments held as of 4/30/12	$(196,613)		$121,683		$5,871,608		$8,820,196

	Emerging Markets - Corporate Bonds		Collateralized Mortgage Obligations		Bank Loans		Emerging Markets - Treasuries
Balance as of 10/31/11	$445,434		$104,878,738		$75,587,653		$21,110,383
Accrued discounts/(premiums)	(69,585)		862,527		478,819		(1,461)
Realized gain (loss)	– 0	–	485,989		(30,992)		– 0	–
Change in unrealized appreciation/depreciation	174,799		4,790,321		1,531,770		83,072
Purchases	– 0	–	– 0	–	27,154,987		– 0	–
Sales	– 0	–	(15,729,893)		(13,940,719)		– 0	–
Settlements	– 0	–	– 0	–	– 0	–	– 0	–
Transfers into level 3	3,328,953		– 0	–	– 0	–	– 0	–
Transfers out of level 3	– 0	–	– 0	–	– 0	–	(11,471,353)

Balance as of 4/30/12	$3,879,601		$95,287,682		$90,781,518		$9,720,641

Net change in unrealized appreciation/depreciation from investments held as of 4/30/12	$174,799		$4,297,442		$1,378,544		$83,072

ALLIANCEBERNSTEIN HIGH INCOME FUND •	83

Notes to Financial Statements

	Governments - Sovereign Bonds			Asset-Backed Securities			Supranationals			Options Purchased - Puts
Balance as of 10/31/11		$7,469,057			$23,646,158			$8,289,650		$645,553
Accrued discounts/(premiums)		– 0	–		227,320			– 0	–	– 0	–
Realized gain (loss)		– 0	–		308,247			– 0	–	(587,903)
Change in unrealized appreciation/depreciation		– 0	–		915,844			– 0	–	(57,404)
Purchases		– 0	–		8,284			– 0	–	– 0	–
Sales		– 0	–		(1,998,469)			– 0	–	– 0	–
Settlements		– 0	–		– 0	–		– 0	–	– 0	–
Transfers into level 3		– 0	–		– 0	–		– 0	–	– 0	–
Transfers out of level 3		(7,469,057)			– 0	–		(8,289,650)		– 0	–

Balance as of 4/30/12	$	– 0	–		$23,107,384		$	– 0	–	$246

Net change in unrealized appreciation/depreciation from investments held as of 4/30/12	$	– 0	–		$901,168		$	– 0	–	$(643,935)

	Common Stocks			Warrants			Credit Default Swaps			Written Options
Balance as of 10/31/11		$1,310,272			$569,328		$	– 0	–	$(1,098,610)
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–	– 0	–
Realized gain (loss)		(18,973)			– 0	–		(599,392)		2,584,370
Change in unrealized appreciation/depreciation		(74,864)			(569,328)			4,895,496		2,536,853
Purchases		– 0	–		– 0	–		– 0	–	(7,535,052)
Sales		– 0	–		– 0	–		– 0	–	– 0	–
Settlements		– 0	–		– 0	–		599,392		– 0	–
Transfers into level 3		– 0	–		– 0	–		(6,479,336)		– 0	–
Transfers out of level 3		– 0	–		– 0	–		– 0	–	– 0	–

Balance as of 4/30/12		$1,216,435		$	– 0	–		$(1,583,840)		$(3,512,439)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/12		$(96,042)		$	– 0	–		$4,895,496		$4,022,613

84	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Unfunded Loan Commitment		Total
Balance as of 10/31/11	$ (1,544,167)		$342,712,523
Accrued discounts/(premiums)	– 0	–	3,180,350
Realized gain (loss)	– 0	–	2,884,971
Change in unrealized appreciation/depreciation	705,040		29,262,446
Purchases	4,167		92,052,555
Sales	– 0	–	(40,962,384)
Settlements	– 0	–	599,392
Transfers into level 3	– 0	–	33,334,594
Transfers out of level 3	– 0	–	(31,289,060)

Balance as of 4/30/12	$(834,960)		$431,775,387

Net change in unrealized appreciation/depreciation from investments held as of 4/30/12	$705,040		$30,335,071 **

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	85

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .95%, 1.65%, 1.65%, .65%, 1.15%, .90% and .65% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 31, 2012. For the six months ended April 30, 2012, such reimbursement amounted to $11,115.

For the year ended October 31, 2011, the Adviser reimbursed the Fund $21,263 for trading losses incurred due to trade entry errors.

86	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2012, such fee amounted to $36,186.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $553,919 for the six months ended April 30, 2012.

For the six months ended April 30, 2012, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $262,289 from the sale of Class A shares and received $38,107, $4,729 and $92,013 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2012 is as follows:

Market Value October 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2012 (000)	Dividend Income (000)
$ 494,458	$754,005	$521,517	$726,946	$296

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to

ALLIANCEBERNSTEIN HIGH INCOME FUND •	87

Notes to Financial Statements

Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,000,847, $7,513,825, $126,544 and $24,410 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2012, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$937,285,068	$377,679,378
U.S. government securities	146,509,906	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, written swaptions and swap contracts) are as follows:

Gross unrealized appreciation	$205,609,963
Gross unrealized depreciation	(77,474,144)

Net unrealized appreciation	$128,135,819

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

88	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the six months ended April 30, 2012, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	89

Notes to Financial Statements

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended April 30, 2012, the Fund held purchased options for hedging purposes.

During the six months ended April 30, 2012, the Fund held written swaptions for hedging purposes.

For the six months ended April 30, 2012, the Fund had the following transactions:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/11	91,900,000		$2,584,370
Options written	779,990,000		22,702,692
Options expired	(409,390,000)		(13,698,980)
Options bought back	(99,350,000)		(4,053,030)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 4/30/12	363,150,000		$7,535,052

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for

90	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts.

Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its

ALLIANCEBERNSTEIN HIGH INCOME FUND •	91

Notes to Financial Statements

portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2012, the Fund held interest rate swap contracts for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the six months ended April 30, 2012, the Fund held credit default swaps contracts for hedging and non-hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund

92	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At April 30, 2012 the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $745,770,927 with unrealized appreciation of $32,345,403 and unrealized depreciation of $8,087,661 and terms ranging from 1 to 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of April 30, 2012, the Fund did not have Buy Contracts outstanding for the same referenced obligation with the same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2012, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $23,310,808. The fair value of assets pledged as collateral by the Fund for such derivatives was $31,199,723 at April 30, 2012. If a trigger event had occurred at April 30, 2012, for those derivatives in a net liability position, no additional amounts would be required to be posted by the Fund since the aggregate fair value of the required collateral posted exceeded the settlement amounts of open derivative contracts.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	93

Notes to Financial Statements

At April 30, 2012 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$423,572	Unrealized depreciation of interest rate swap contracts	$2,031,183

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	5,700,529	Unrealized depreciation of forward currency exchange contracts	3,135,059

Foreign exchange contracts	Investments in securities, at value	246

Credit contracts	Unrealized appreciation of credit default swap contracts	35,629,456	Unrealized depreciation of credit default swap contracts	12,380,374

			Options written, at value	3,512,439

Equity contracts	Investment in securities, at value	4,100,218

Total		$45,854,021		$21,059,055

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$2,526,449	$(1,883,746)

Interest rate contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	575,505	– 0	–

94	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(273,380)	$9,497,516

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(587,903)	(57,404)

Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	9,195,667	21,912,380

Credit contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/ depreciation of options written	15,675,258	2,536,853

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(17,595,544)	(1,987,970)

Total		$9,516,052	$30,017,629

For the six months ended April 30, 2012, the average monthly notional amount of credit default swap contracts was $654,237,478, the average monthly principal amount of forward currency exchange contracts was $670,583,616, the average monthly notional amount of interest rate swap contracts was $975,354,286, the average monthly cost of purchased options on forward exchange contracts was $728,628 and the average monthly cost of purchased options on equity contracts was $10,578,863.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	95

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended April 30, 2012, the average amount of reverse repurchase agreements outstanding was $148,530,661 and the daily weighted average interest rate was (0.86)%. During the period, the Fund received net interest payments from counterparties.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee

96	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of April 30, 2012, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the following loan agreement. The unrealized depreciation on such loan was $174,960.

Borrower	Unfunded Loan Commitment	Funded
General Motors Holdings, LLC, LIBOR + 2.75%, 10/27/15	$8,000,000	$	– 0	–

At April 30, 2012, the Fund had no bridge loan commitments outstanding; however, the Fund received commitment fees or additional funding fees during the period in the amount of $125,487. Additionally, the Fund received $660,000 as an upfront payment for the trading discount in assuming the General Motors Holding Loan.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class A
Shares sold	65,585,650	110,274,770	$579,825,619	$995,251,351

Shares issued in reinvestment of dividends and distributions	4,641,858	8,341,761	40,823,470	75,169,880

Shares converted from Class B	549,813	1,207,845	4,885,992	10,914,738

Shares redeemed	(36,139,155)	(71,037,438)	(318,518,117)	(634,622,171)

Net increase	34,638,166	48,786,938	$307,016,964	$446,713,798

Class B
Shares sold	206,063	447,887	$1,841,457	$4,096,419

Shares issued in reinvestment of dividends and distributions	56,285	160,624	498,400	1,461,154

Shares converted to Class A	(545,683)	(1,198,311)	(4,885,992)	(10,914,738)

Shares redeemed	(230,697)	(762,244)	(2,045,165)	(6,933,251)

Net decrease	(514,032)	(1,352,044)	$(4,591,300)	$(12,290,416)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	97

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class C
Shares sold	24,883,425	38,365,859	$222,835,838	$351,820,282

Shares issued in reinvestment of dividends and distributions	1,750,447	2,966,508	15,561,669	26,982,653

Shares redeemed	(6,892,965)	(13,477,217)	(61,135,191)	(121,679,272)

Net increase	19,740,907	27,855,150	$177,262,316	$257,123,663

Advisor Class
Shares sold	47,689,156	63,618,057	$424,265,888	$577,243,744

Shares issued in reinvestment of dividends and distributions	2,006,730	3,138,397	17,694,206	28,268,926

Shares redeemed	(14,829,261)	(32,807,439)	(130,125,678)	(293,170,279)

Net increase	34,866,625	33,949,015	$311,834,416	$312,342,391

Class R
Shares sold	1,860,564	2,032,490	$16,405,604	$18,171,625

Shares issued in reinvestment of dividends and distributions	101,104	135,726	890,765	1,220,153

Shares redeemed	(497,353)	(1,212,000)	(4,400,644)	(10,861,985)

Net increase	1,464,315	956,216	$12,895,725	$8,529,793

Class K
Shares sold	265,396	361,852	$2,371,527	$3,197,193

Shares issued in reinvestment of dividends and distributions	18,780	16,140	165,364	143,985

Shares redeemed	(67,567)	(78,313)	(598,493)	(698,394)

Net increase	216,609	299,679	$1,938,398	$2,642,784

Class I
Shares sold	2,490,660	3,172,303	$22,339,225	$28,213,677

Shares issued in reinvestment of dividends and distributions	177,556	185,287	1,568,785	1,668,290

Shares redeemed	(534,111)	(474,033)	(4,642,878)	(4,194,482)

Net increase	2,134,105	2,883,557	$19,265,132	$25,687,485

98	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	99

Notes to Financial Statements

Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$217,795,270	$122,307,341

Total taxable distributions	217,795,270	122,307,341

Total distributions paid	$217,795,270	$122,307,341

100	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,009,951
Accumulated capital and other losses	(55,891,403	)(a)
Unrealized appreciation/(depreciation)	18,959,789	(b)

Total accumulated earnings/(deficit)	$(29,921,663	)(c)

(a)

On October 31, 2011, the Fund had a net capital loss carryforward for federal income tax purposes of $51,633,162, of which $794,931 expires in the year 2016, and $50,838,231 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $11,564,915. For the year ended October 31, 2011, the cumulative deferred loss on straddles was $4,258,241.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable to dividends payable and tax treatment of interest on defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE I

Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and IFRS. The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial

ALLIANCEBERNSTEIN HIGH INCOME FUND •	101

Notes to Financial Statements

statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

102	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31,
			2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 8.73		$ 9.19		$ 8.24		$ 5.85		$ 9.02		$ 8.97

Income From Investment Operations
Net investment income(a)	.28		.64	(b)	.69	(b)	.67	(b)	.61	(b)	.56
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		(.44)		.96		2.44		(2.87)		.41
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.61		.20		1.65		3.11		(2.26)		.97

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.66)		(.70)		(.69)		(.68)		(.57)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)		(.23)		(.35)

Total dividends and distributions	(.30)		(.66)		(.70)		(.72)		(.91)		(.92)

Net asset value, end of period	$ 9.04		$ 8.73		$ 9.19		$ 8.24		$ 5.85		$ 9.02

Total Return
Total investment return based on net asset value(d)	7.26%		2.48	%*	20.85	%*	57.11	%*	(27.49	)%*	11.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,060,413		$1,686,591		$1,326,974		$780,222		$450,517		$281,677
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92	%(e)	.95%		.99	%**	.99%		1.03	%**	1.41	%**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.92	%(e)	.95%		.95	%**	.95%		1.03	%**	1.41	%**
Expenses, before waivers/reimbursements	.92	%(e)	.96%		1.04	%**	1.13%		1.13	%**	1.41	%**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.92	%(e)	.96%		1.00	%**	1.09%		1.07	%**	1.14	%**
Net investment income	6.35	%(e)	7.05	%(b)	7.93	%(b)**	10.13	%(b)	7.65	%(b)**	6.24	%**
Portfolio turnover rate	12%		29%		26%		46%		74%		67%

See footnote summary on page 110.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	103

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31,
			2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 8.80		$ 9.26		$ 8.31		$ 5.90		$ 9.09		$ 9.05

Income From Investment Operations
Net investment income(a)	.24	(b)	.57	(b)	.63	(b)	.62	(b)	.55	(b)	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35		(.43)		.96		2.46		(2.89)		.41
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.59		.14		1.59		3.08		(2.34)		.90

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.60)		(.64)		(.64)		(.62)		(.51)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)		(.23)		(.35)

Total dividends and distributions	(.27)		(.60)		(.64)		(.67)		(.85)		(.86)

Net asset value, end of period	$ 9.12		$ 8.80		$ 9.26		$ 8.31		$ 5.90		$ 9.09

Total Return
Total investment return based on net asset value(d)	6.87%		1.75	%*	19.86	%*	55.89	%*	(28.03	)%*	10.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,447		$26,192		$40,092		$52,041		$54,724		$35,058
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.64	%(e)	1.65%		1.70	%**	1.68%		1.74	%**	2.14	%**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.64	%(e)	1.65%		1.65	%**	1.65%		1.74	%**	2.14	%**
Expenses, before waivers/reimbursements	1.66	%(e)	1.69%		1.78	%**	1.88%		1.86	%**	2.14	%**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.66	%(e)	1.69%		1.73	%**	1.85%		1.80	%**	1.87	%**
Net investment income	5.54	%(b)(e)	6.28	%(b)	7.25	%(b)**	9.46	%(b)	6.83	%(b)**	5.45	%**
Portfolio turnover rate	12%		29%		26%		46%		74%		67%

See footnote summary on page 110.

104	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31,
			2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 8.83		$ 9.29		$ 8.33		$ 5.92		$ 9.11		$ 9.07

Income From Investment Operations
Net investment income(a)	.25		.57	(b)	.62	(b)	.62	(b)	.55	(b)	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		(.44)		.97		2.46		(2.89)		.41
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.58		.13		1.59		3.08		(2.34)		.90

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.59)		(.63)		(.64)		(.62)		(.51)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)		(.23)		(.35)

Total dividends and distributions	(.27)		(.59)		(.63)		(.67)		(.85)		(.86)

Net asset value, end of period	$ 9.14		$ 8.83		$ 9.29		$ 8.33		$ 5.92		$ 9.11

Total Return
Total investment return based on net asset value(d)	6.81%		1.73	%*	19.88	%*	55.68	%*	(27.95	) %*	10.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$968,053		$760,234		$541,386		$222,632		$112,508		$86,525
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.62	%(e)	1.65%		1.69	%**	1.69%		1.75	%**	2.11	%**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.62	%(e)	1.65%		1.65	%**	1.65%		1.75	%**	2.11	%**
Expenses, before waivers/reimbursements	1.62	%(e)	1.66%		1.73	%**	1.83%		1.84	%**	2.11	%**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.62	%(e)	1.66%		1.69	%**	1.79%		1.77	%**	1.85	%**
Net investment income	5.54	%(e)	6.25	%(b)	7.08	%(b)**	9.27	%(b)	6.82	%(b)**	5.47	%**
Portfolio turnover rate	12%		29%		26%		46%		74%		67%

See footnote summary on page 110.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	105

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31,						January 28, 2008(f) to October 31, 2008
			2011		2010		2009

Net asset value, beginning of period	$ 8.74		$ 9.20		$ 8.25		$ 5.86		$ 8.52

Income From Investment Operations
Net investment income(a)	.29		.66	(b)	.71	(b)	.72	(b)	.52	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35		(.43)		.97		2.41		(2.69)
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.64		.23		1.68		3.13		(2.17)

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.69)		(.73)		(.71)		(.49)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)		– 0	–

Total dividends and distributions	(.32)		(.69)		(.73)		(.74)		(.49)

Net asset value, end of period	$ 9.06		$ 8.74		$ 9.20		$ 8.25		$ 5.86

Total Return
Total investment return based on net asset value(d)	7.42%		2.79	%*	21.22	%*	57.57	%*	(26.77	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,002,426		$662,874		$385,380		$76,843		$6,095
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.61	%(e)	.65%		.68	%**	.72%		.69	%(e)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.61	%(e)	.65%		.65	%**	.65%		.69	%(e)**
Expenses, before waivers/reimbursements	.61	%(e)	.66%		.73	%**	.83%		.80	%(e)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.61	%(e)	.66%		.70	%**	.76%		.76	%(e)**
Net investment income	6.62	%(e)	7.34	%(b)	8.12	%(b)**	10.07	%(b)	8.16	%(b)(e)**
Portfolio turnover rate	12%		29%		26%		46%		74%

See footnote summary on page 110.

106	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31,	January 28, 2008(f) to October 31, 2008
2011	2010	2009

Net asset value, beginning of period	$ 8.73	$ 9.19	$ 8.24	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.27	.62	.67	.67	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33	(.44)	.96	2.43	(2.66)
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.60	.18	1.63	3.10	(2.20)

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.64)	(.68)	(.68)	(.47)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.29)	(.64)	(.68)	(.71)	(.47)

Net asset value, end of period	$ 9.04	$ 8.73	$ 9.19	$ 8.24	$ 5.85

Total Return
Total investment return based on net asset value(d)	7.00%	2.29	%*	20.62	%*	56.83	%*	(27.09	) %*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,927	$20,935	$13,250	$3,754	$1,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21	%(e)	1.15%	1.18	%**	1.19%	1.18	%(e)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.21	%(e)	1.15%	1.15	%**	1.15%	1.18	%(e)**
Expenses, before waivers/reimbursements	1.27	%(e)	1.28%	1.37	%**	1.36%	1.43	%(e)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.27	%(e)	1.28%	1.34	%**	1.32%	1.40	%(e)**
Net investment income(b)	6.05	%(e)	6.87%	7.70	%**	9.86%	7.62	%(e)**
Portfolio turnover rate	12%	29%	26%	46%	74%

See footnote summary on page 110.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	107

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31,	January 28, 2008(f) to October 31, 2008
2011	2010	2009

Net asset value, beginning of period	$ 8.73	$ 9.19	$ 8.24	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.28	.64	.69	.68	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	(.44)	.96	2.44	(2.66)
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.62	.20	1.65	3.12	(2.19)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.66)	(.70)	(.70)	(.48)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.30)	(.66)	(.70)	(.73)	(.48)

Net asset value, end of period	$ 9.05	$ 8.73	$ 9.19	$ 8.24	$ 5.85

Total Return
Total investment return based on net asset value(d)	7.27%	2.55	%*	20.94	%*	57.24	%*	(26.94	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,269	$4,159	$1,624	$1,328	$753
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.94	%(e)	.90%	.95	%**	.94%	.93	%(e)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.94	%(e)	.90%	.90	%**	.90%	.93	%(e)**
Expenses, before waivers/reimbursements	.97	%(e)	1.01%	1.08	%**	1.10%	1.12	%(e)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.97	%(e)	1.01%	1.03	%**	1.06%	1.09	%(e)**
Net investment income(b)	6.32	%(e)	7.13%	8.04	%**	10.18%	8.01	%(e)**
Portfolio turnover rate	12%	29%	26%	46%	74%

See footnote summary on page 110.

108	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31,						January 28, 2008(f) to October 31, 2008
			2011		2010		2009

Net asset value, beginning of period	$ 8.74		$ 9.20		$ 8.25		$ 5.85		$ 8.52

Income From Investment Operations
Net investment income(a)	.29		.66		.71	(b)	.70	(b)	.49	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35		(.43)		.97		2.44		(2.67)
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.64		.23		1.68		3.14		(2.18)

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.69)		(.73)		(.71)		(.49)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.02)		– 0	–

Total dividends and distributions	(.32)		(.69)		(.73)		(.74)		(.49)

Net asset value, end of period	$ 9.06		$ 8.74		$ 9.20		$ 8.25		$ 5.85

Total Return
Total investment return based on net asset value(d)	7.45%		2.81	%*	21.23	%*	57.79	%*	(26.84	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,455		$41,617		$17,272		$306		$165
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.57	%(e)	.63%		.67	%**	.69%		.69	%(e)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.57	%(e)	.63%		.65	%**	.65%		.69	%(e)**
Expenses, before waivers/reimbursements	.57	%(e)	.63%		.72	%**	.72%		.79	%(e)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.57	%(e)	.63%		.71	%**	.68%		.75	%(e)**
Net investment income	6.65	%(e)	7.36%		8.03	%(b)**	10.45	%(b)	8.09	%(b)(e)**
Portfolio turnover rate	12%		29%		26%		46%		74%

See footnote summary on page 110.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	109

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Commencement of distribution.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the years ended October 31, 2011, October 31, 2010, October 31, 2009 and October 31, 2008 by .03%, .15%, .05% and .41%, respectively.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

110	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2), Vice President

Douglas J. Peebles(2), Vice President

Marco G. Santamaria(2), Vice President

Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles, Santamaria and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	111

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 1-3, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The

112	• ALLIANCEBERNSTEIN HIGH INCOME FUND

material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of profitability with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	113

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar fund selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Fund’s composite index (33% JPMorgan Emerging Markets Bond Index Global, 33% JPMorgan Government Bond Index—Emerging Markets and 33% Barclays Capital High Yield Index (2% Constrained)) (the “Composite Index”), for the 1-, 3-, 5- and 10-year periods ended July 31, 2011 and (in the case of comparisons with the Composite Index) for the 1-, 3- and 5-year periods. The directors noted that the Fund was in the 5th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period and in the 1st quintile of the Performance Group and the Performance Universe for the 3-, 5- and 10-year periods. The Fund outperformed the Composite Index in the 1-, 3- and 5-year periods. The directors also noted the changes to the Fund’s investment policies approved in August 2007 and a name change to AllianceBernstein High Income Fund, Inc. from AllianceBernstein Emerging Market Debt Fund, Inc., all effective upon the January 2008 acquisitions of all the assets and liabilities of each of AllianceBernstein Bond Fund, Inc.—Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc. Based on their review and their discussion with the Adviser of the reasons for the Fund’s recent performance, the directors concluded that the Fund’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

114	• ALLIANCEBERNSTEIN HIGH INCOME FUND

The directors also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, the contractual effective advisory fee rate of 48.7 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	115

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels and that the net assets of the Fund were in excess of the first breakpoint. Accordingly, the Fund’s current effective advisory fee rate reflected a breakpoint reduction and would be further reduced by increases in the net assets of the Fund. The directors took into consideration prior presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

116	• ALLIANCEBERNSTEIN HIGH INCOME FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein High Income Fund (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	The information in the fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	117

relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2011.

Category	Advisory Fee[5]	September 30, 2011 Net Assets ($MM)
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,965.8

The Fund’ Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $89,160 (0.01% of the Fund’s average daily net assets) for providing such services.

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’ total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amounts set forth below for the Fund’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Fund’ fiscal year upon at least 60 days written

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees are based on the Fund’s average daily adjusted total assets (i.e. the average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed).

118	• ALLIANCEBERNSTEIN HIGH INCOME FUND

notice. In addition, set forth below are the gross expense ratios of the Fund, annualized for the most recent semi-annual period:6

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (4/30/11)[7]		Fiscal Year End
High Income Fund, Inc.[8]	Advisor Class A Class B Class C Class R Class K Class I	0.65 0.95 1.65 1.65 1.15 0.90 0.65	% % % % % % %	0.61 0.91 1.64 1.61 1.30 0.99 0.60	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	In August 2011, the Adviser notified the Board of Directors that it did not intend on renewing the Fund’s Expense Limitation Undertaking at the conclusion of the Fund’s current fiscal year. The Expense Limitation Undertakings for the Fund will expire on February 1, 2012.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	119

institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2011 net assets.10

Fund	Net Assets 9/30/11 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
High Income Fund, Inc.	$2,965.8	Global High Yield Schedule 55 bp on 1st $50 million 35 bp on the balance Minimum Account Size: $50 m	0.352%	0.492%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10

The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

120	• ALLIANCEBERNSTEIN HIGH INCOME FUND

fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[11]
High Income Fund, Inc.	Global High Yield
	Class A	1.70% on 1st $5 billion 1.50% on the balance

	Class I (Institutional)	1.15% on 1st $5 billion 0.95% on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[12]
High Income Fund, Inc.	Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Fund’s contractual management

11	Class A shares of the Luxembourg fund are charged an “all-in” fee, which covers investment advisory and distribution related services.

12	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 30, 2011 by Reuters was ¥77.0383 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $389.4 million; ¥20 billion would be equivalent to approximately $259.6 million; and ¥450 billion would be equivalent to approximately $5.841 billion.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	121

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank
High Income Fund, Inc.	0.487	0.537	6/16

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Income Fund, Inc.	0.948	0.966	7/16	1.097	12/82

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense basis.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

17	Most recently completed fiscal year Class A share total expense ratio.

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III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $389,705, $6,832,147 and $161, 457 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	123

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $737,115 in net fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

124	• ALLIANCEBERNSTEIN HIGH INCOME FUND

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings22 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2011.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
High Income Fund, Inc.
1 year	12.20	12.49	12.20	13/16	46/93
3 year	14.48	11.22	10.66	1/16	3/84
5 year	11.40	8.14	7.56	1/16	1/74
10 year	14.52	8.11	7.68	1/14	1/56

22	The performance returns and rankings of the Fund are for the Fund’ Class A shares. It should be noted that performance returns of the Fund were provided by Lipper.

23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

24	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	125

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmarks.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending July 31, 2011
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
High Income Fund, Inc.	12.20	14.31	11.30	14.47	11.81	13.60	0.72	5
33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index	12.05	10.33	10.06	N/A	N/A	10.82	0.76	5
JP Morgan EMBI Global Index	9.41	10.74	9.31	11.01	10.98	N/A	N/A	N/A
JP Morgan GBI EM	13.60	6.07	10.92	N/A	N/A	N/A	N/A	N/A
Barclays Capital High Yield 2% Constrained Index	12.89	13.71	9.49	9.07	7.63	N/A	N/A	N/A
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2011.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

126	• ALLIANCEBERNSTEIN HIGH INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	127

AllianceBernstein Family of Funds

128	• ALLIANCEBERNSTEIN HIGH INCOME FUND

ALLIANCEBERNSTEIN HIGH INCOME FUND •	129

130	• ALLIANCEBERNSTEIN HIGH INCOME FUND

ALLIANCEBERNSTEIN HIGH INCOME FUND •	131

132	• ALLIANCEBERNSTEIN HIGH INCOME FUND

ALLIANCEBERNSTEIN HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0152-0412

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	June 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	June 22, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 22, 2012